As filed with the Securities and Exchange Commission on March 16, 2001
Securities Act File No. 333-54884

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No. __ (Check appropriate box or boxes)	[ ]

Mercury HW Variable Trust

(Exact Name of Registrant as Specified in its Charter)

(800) 236-4479 (Area Code and Telephone Number)

725 S. Figueroa Street, Suite 4000 Los Angeles, California 90017-5400
Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

Turner Swan, Esq. Mercury HW Variable Trust 725 S. Figueroa Street, Suite 4000 Los Angeles, California 90017-5400 (Name and Address of Agent for Service)

Copies to:
Leonard B. Mackey, Jr., Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, NY 10166	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, No Par Value.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On April 16, 2001

TO THE SHAREHOLDERS OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC. HOLDING SHARES OF MERRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND:

 NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch International Equity Focus Fund (the “International Equity Fund”), a series of Merrill Lynch Variable Series Funds, Inc. (the “Company”), will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 16, 2001 at 9:30 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) providing for the acquisition of substantially all of the assets of the International Equity Fund by Mercury HW International Value VIP Portfolio (the “Mercury International Value Portfolio”), a series of Mercury HW Variable Trust, and the assumption of substantially all of the liabilities of the International Equity Fund by the Mercury International Value Portfolio, in exchange solely for an equal aggregate value of newly-issued shares of the Mercury International Value Portfolio. The Agreement and Plan of Reorganization also provides for the distribution of the Mercury International Value Portfolio shares to Class A shareholders of the International Equity Fund in liquidation of the International Equity Fund. A vote in favor of this proposal will constitute a vote in favor of the termination of the International Equity Fund as a series of the Company; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on February 21, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the shareholders of the International Equity Fund entitled to vote at the Meeting will be available and open to the examination by any shareholder of the International Equity Fund for any purpose germane to the Meeting during ordinary business hours from and after April 2, 2001 at the offices of the International Equity Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors, ALLAN J. OSTER Secretary

Princeton, New Jersey Dated: March 16, 2001

PROXY STATEMENT AND PROSPECTUS DATED MARCH 16, 2001

MERRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND A SERIES OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO A SERIES OF MERCURY HW VARIABLE TRUST 725 FIGUEROA STREET SUITE 4000 LOS ANGELES, CALIFORNIA 90017-5400

SPECIAL MEETING OF SHAREHOLDERS OF MERRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND

April 16, 2001

This Proxy Statement and Prospectus is being sent to you because you are a shareholder of Merrill Lynch International Equity Focus Fund (the “International Equity Fund”), a series of Merrill Lynch Variable Series Funds, Inc. (the “Company”). The Company has called a Special Meeting of the shareholders of the International Equity Fund (the “Meeting”) to consider a proposal to approve an Agreement and Plan of Reorganization between the Company, on behalf of the International Equity Fund, and Mercury HW Variable Trust (the “Mercury Trust”), on behalf of Mercury HW International Value VIP Portfolio (the “Mercury International Value Portfolio”). The Board of Directors of the Company is requesting shareholders of the International Equity Fund to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby the Mercury International Value Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of the International Equity Fund in exchange for shares of the Mercury International Value Portfolio, which shares will then be distributed to the Class A shareholders of the International Equity Fund in liquidation of the International Equity Fund. This transaction is referred to in this Proxy Statement and Prospectus as the “Reorganization.” After the completion of this transaction, the International Equity Fund will be terminated as a series of the Company.

The Board of Directors has fixed the close of business on February 21, 2001 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each International Equity Fund share held, with no share having cumulative voting rights. As of the Record Date, the International Equity Fund had outstanding 12,168,806 shares of common stock, par value $.10 per share.

The Mercury Trust is an open-end management investment company. The current prospectus of the Mercury International Value Portfolio, dated May 1, 2000, and supplements to the prospectus dated July 13, 2000 and January 19, 2001 (collectively, the “Mercury International Value Portfolio Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of the Mercury International Value Portfolio as of December 31, 2000 also accompanies this Proxy Statement and Prospectus.
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus sets forth concisely the information about the International Equity Fund and the Mercury International Value Portfolio that an International Equity Fund shareholder should know before considering the Reorganization and should be retained for future reference. The Company has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

A statement of additional information dated March 16, 2001 relating to this reorganization transaction (the “Statement of Additional Information”) is on file with the Commission. The Statement of Additional Information is available from the Company without charge, upon oral request by calling 1-800-236-4479 or by writing the Company at its principal executive offices. The Statement of Additional Information is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Company.

The address of the principal executive offices of the Company is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is 609-282-2800.

TABLE OF CONTENTS


[This page intentionally left blank]

INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a special meeting (the “Meeting”) of shareholders of the International Equity Fund, a series of the Company, to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 16, 2001 at 9:30 a.m., Eastern time. The mailing address for the Company is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 22, 2001.

The shares of the Company and the Mercury Trust are sold only to separate accounts of certain insurance companies (the “Insurance Companies”), including Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, affiliates of MLIM, or to Insurance Companies directly, in connection with variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued by such companies. With respect to the proposal presented in this Proxy Statement and Prospectus, the Insurance Companies will vote the shares of the International Equity Fund held in such separate accounts based on the instructions timely received from owners of the Contracts (the “Contract Owners”) having a voting interest in the International Equity Fund shares to be voted. Each Insurance Company will also vote shares of the International Equity Fund held in such separate accounts for which no voting instructions from Contract Owners are timely received, as well as shares of the International Equity Fund which such Insurance Company owns directly, in the same proportion as those shares of the International Equity Fund for which voting instructions from Contract Owners are timely received. In connection with the solicitation of such instructions from Contract Owners, it is expected that the Insurance Companies will furnish a copy of this Proxy Statement and Prospectus to Contract Owners. Contract Owners providing voting instructions should consult carefully the detailed information regarding the proposal to be voted on, and the recommendations of the Company’s Board of Directors, set forth in this Proxy Statement and Prospectus.

The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract Owner, which are set forth in the Contract. A Contract Owner has no interest in the shares of the International Equity Fund or the Mercury International Value Portfolio, but only in the Contract. The Contract is described in the prospectus for each Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of the International Equity Fund or the Mercury International Value Portfolio, as applicable, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contracts. Because shares of the International Equity Fund and the Mercury International Value Portfolio are sold only to the Insurance Companies, the terms “shareholder” and “shareholders” in this Proxy Statement and Prospectus refer to the Insurance Companies.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between the Company, on behalf of the International Equity Fund, and the Mercury Trust, on behalf of the Mercury International Value Portfolio (the “Agreement and Plan”).

Class A shareholders of the International Equity Fund will be entitled to receive an equal aggregate value of shares to be issued by the Mercury International Value Portfolio as they held in the International Equity Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Mercury International Value Portfolio to be issued to the Class A shareholders of the International Equity Fund will equal the aggregate net asset value of the outstanding Class A shares of the International Equity Fund as set forth in the Agreement and Plan. The International Equity Fund and the Mercury International Value Portfolio sometimes are referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

Approval of the Agreement and Plan will require the affirmative vote of the shareholders of the International Equity Fund representing at least two-thirds of the outstanding shares entitled to be cast thereon. See “Information Concerning the Special Meeting.”

The Board of Directors of the Company knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of the Mercury Trust, on behalf of the Mercury International Value Portfolio, under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of the Mercury International Value Portfolio to the Class A shareholders of the International Equity Fund pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit I.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the International Equity Fund by the Mercury International Value Portfolio in exchange for an equal aggregate value of shares of the Mercury International Value Portfolio to be issued to the International Equity Fund and the subsequent distribution of such shares to the Class A shareholders of the International Equity Fund in liquidation of the International Equity Fund; and (ii) the subsequent termination of the International Equity Fund as a series of the Company in accordance with the laws of the State of Maryland.

The Reorganization

At a meeting of the Board of Directors of the Company held on January 11, 2001, the Board of Directors approved a proposal that the Mercury International Value Portfolio acquire substantially all of the assets and assume substantially all of the liabilities of the International Equity Fund in exchange solely for an equal aggregate value of newly-issued shares of the Mercury International Value Portfolio to be distributed to the Class A shareholders of the International Equity Fund in exchange for their Class A shares of the International Equity Fund.

Based upon their evaluation of all relevant information, the Directors of the Company have determined that the Reorganization will benefit the shareholders of the International Equity Fund. Specifically, the Directors considered that after the Reorganization, the shareholders of the International Equity Fund will remain invested in an open-end fund with substantially larger combined net assets. As part of a much larger fund, the International Equity Fund shareholders are likely to benefit from reduced overall operating expenses per share. See “Summary—Pro Forma Fee Tables” and “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization.”

The Board of Directors of the Company, including all of the Directors who were not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), has determined that the Reorganization is in the best interests of the International Equity Fund and that the interests of existing Class A shareholders of the International Equity Fund will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of the International Equity Fund or a shareholder of the Mercury International Value Portfolio would hold a smaller percentage of ownership in the Combined Fund than he or she held in the International Equity Fund or the Mercury International Value Portfolio prior to the Reorganization.

The Board of Trustees of the Mercury Trust, including a majority of the Trustees who were not “interested persons” of the Mercury Trust, approved the Reorganization at a meeting held on January 16, 2001. The Reorganization is contingent upon receipt of the approval of the vote of at least two-thirds of the shares of the International Equity Fund outstanding on the Record Date and entitled to be cast at the Meeting.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Company, on behalf of the International Equity Fund, and the Mercury Trust, on behalf of the Mercury International Value Portfolio, have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the shareholders of the International Equity Fund, at any time prior to the Exchange Date (as defined below), (i) by the mutual consent of the Board of Directors of the Company and the Board of Trustees of the Mercury Trust; (ii) by the Board of Directors of the Company, on behalf of the International Equity Fund, if any condition to the

2

International Equity Fund’s obligations has not been fulfilled or waived by the Board; or (iii) by the Board of Trustees of the Mercury Trust, on behalf of the Mercury International Value Portfolio, if any condition to the Mercury International Value Portfolio’s obligations has not been fulfilled or waived by the Board.

Fee Table for Shareholders of International Equity Fund, Mercury International Value Portfolio and the Pro Forma Combined Fund as of December 31, 2000 (unaudited)

The table below provides information about the fees and expenses of each Fund as of December 31, 2000 and, assuming the Reorganization had taken place on such date, the estimated annualized fees and expenses of the Pro Forma Combined Fund. These figures do not reflect any fees or charges imposed by the Insurance Companies.

	Actual
	International Equity Fund Class A Shares	Mercury International Value Portfolio		Pro Forma Combined Fund(a)
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower	None	None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.75%	0.75%		0.75%
Distribution and/or Service (12b-1) Fees	None	None		None
Other Expenses (including transfer agent fees)	0.14%	0.18%		0.13%
Total Annual Fund Operating Expenses	0.89%	0.93%	(b)	0.88%

(a)	Assumes that the Reorganization took place on December 31, 2000.
(b)	Fund Asset Management, L.P. has agreed to reimburse the Mercury International Value Portfolio to the extent the Mercury International Value Portfolio’s total annual operating expenses exceed 1.35% of its average net assets through April 30, 2001.

The foregoing Pro Forma Fee Table and the Examples below are intended to assist investors in understanding the costs and expenses that an International Equity Fund shareholder and a Mercury International Value Portfolio shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Examples:

These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The figures shown would be the same whether a shareholder sold shares at the end of a period or kept them. Although a shareholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

Cumulative Expenses Paid on Shares of each Fund for the Periods Indicated:
	1 Year	3 Years	5 Years	10 Years
International Equity Fund 	$91	$284	$493	$1,096
Mercury International Value Portfolio	$95	$296	$515	$1,143
Combined Fund(a)	$90	$281	$488	$1,084

(a)	Assumes that the Reorganization took place on December 31, 2000.
3

The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

The Company and the Mercury Trust

The Company was organized as a corporation under the laws of the State of Maryland on October 16, 1981. The Mercury Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1997. The International Equity Fund commenced operations on July 1, 1993 and the Mercury International Value Portfolio commenced operations on June 10, 1998. Each Fund is a diversified series of an open-end management investment company.

As of January 31, 2001, the International Equity Fund had net assets of approximately $135.3 million and the Mercury International Value Portfolio had net assets of approximately $375.9 million.

Comparison of the Funds

Investment Objectives. The Funds have similar investment objectives. The International Equity Fund seeks capital appreciation and, secondarily, income. The Mercury International Value Portfolio seeks current income and long-term growth of income, accompanied by growth of capital.

Investment Policies. Each Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of non-U.S. companies.

The International Equity Fund invests at least 65% of its assets in equity securities of non-U.S. companies, including common stocks, preferred stocks, securities convertible into common stock, and derivative securities. The International Equity Fund may invest without limit in foreign securities and will invest in at least three countries at any time. It may invest in emerging markets but focuses primarily on developed countries. The International Equity Fund may invest up to 25% of its assets in non-convertible debt securities, including those rated below investment grade (i.e., “junk bonds”). The International Equity Fund may invest in futures and options, foreign currency contracts and other derivatives.

The Mercury International Value Portfolio invests at least 65% of its assets in common stocks of companies located in at least ten foreign markets. The Mercury International Value Portfolio invests at least 80% of its assets in common stocks that pay dividends. It may invest in emerging markets but focuses primarily on developed countries. The Mercury International Value Portfolio may invest in short-term, investment grade bonds and other money market instruments. It may not invest in junk bonds. The Mercury International Value Portfolio may invest in options, foreign currency contracts and other derivatives.

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Portfolio Management. Merrill Lynch Investment Managers, L.P. (“MLIM”) serves as the investment adviser to the International Equity Fund. MLIM has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) as sub-adviser to the International Equity Fund. Fund Asset Management, L.P. (“FAM”) serves as the investment adviser to the Mercury International Value Portfolio.[1] FAM has retained MLAM U.K. and Merrill Lynch Investment Managers International Ltd. (“MLIMI”) as sub-advisers to the Mercury International Value Portfolio. MLIM, FAM, MLAM U.K. and MLIMI are affiliates, all under the ultimate ownership and control of Merrill Lynch & Co., Inc. Jeremy Beckwith is the portfolio manager of the International Equity Fund. Sarah Ketterer, Harry Hartford and James Doyle are the portfolio managers of the Mercury International Value Portfolio and are expected to continue to serve as the portfolio managers of the Combined Fund after the Reorganization.

MLIM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. MLIM and its affiliates, including FAM, had approximately $557 billion in investment company and other portfolio assets under management as of December 2000. This amount includes assets managed for Merrill Lynch affiliates.

Advisory Fees. MLIM serves as the investment adviser to the International Equity Fund pursuant to an investment advisory agreement entered into with the Company. The International Equity Fund pays MLIM a monthly fee at the annual rate of 0.75% of such Fund’s average daily net assets. FAM serves as the investment adviser to the Mercury International Value Portfolio pursuant to an investment advisory agreement entered into with the Mercury Trust. The Mercury International Value Portfolio pays FAM a monthly fee at the annual rate of 0.75% of such Portfolio’s average daily net assets. After the Reorganization, the Combined Fund would pay FAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Combined Fund. See “Summary—Pro Forma Fee Tables” and “Comparison of the Funds—Management.”

Capital Shares. The International Equity Fund currently offers one class of shares—Class A shares. The Mercury International Value Portfolio currently offers one class of shares.

1	Effective October 6, 2000, FAM serves as the investment adviser to the Mercury International Value Portfolio under its trade name “Mercury Advisors.”

5

Purchase of Shares. The purchase procedures for shares of the Mercury International Value Portfolio and the International Equity Fund are identical. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of the Mercury International Value Portfolio and the International Equity Fund are identical. See “Comparison of the Funds—Redemption of Shares.”

Dividends. Dividends on shares of the Mercury International Value Portfolio and the International Equity Fund are declared annually and reinvested in additional shares of the respective Funds at net asset value unless the shareholder elects to receive such dividends in cash. See “Comparison of the Funds—Dividends.”

Net Asset Value. Both the International Equity Fund and the Mercury International Value Portfolio determine their net asset value once daily as of 4:00 p.m., Eastern time, on days that the New York Stock Exchange (“NYSE”) is open for business. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The voting rights of the holders of shares of each Fund are identical. See “Comparison of the Funds—Additional Information—Capital Stock.”

Tax Considerations

The Company, on behalf of the International Equity Fund, and the Mercury Trust, on behalf of the Mercury International Value Portfolio, have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither the International Equity Fund nor the Mercury International Value Portfolio will recognize gain or loss on the transaction, and the International Equity Fund Class A shareholders will not recognize gain or loss on the exchange of their International Equity Fund Class A shares for shares of the Mercury International Value Portfolio. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of either the International Equity Fund or the Mercury International Value Portfolio as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

6

RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment risks associated with an investment in the International Equity Fund are similar to those associated with an investment in the Mercury International Value Portfolio. Both Funds invest primarily in equity securities of non-U.S. issuers and, as a result, are subject to market risk, stock selection risk and foreign securities risk, including foreign currency risk. The International Equity Fund may invest in junk bonds and, therefore, is subject to the additional risks associated with an investment in junk bonds. These risks are described below.

Market Risk and Selection Risk — Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the securities that MLIM or FAM selects will underperform the markets or other funds with similar investment objectives and investment strategies.

Foreign Investing — Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Currency Risk — This is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Junk Bonds — Junk bonds are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. The Mercury International Value Portfolio may not invest in junk bonds and, therefore, is not subject to these additional risks.

A more complete discussion of the risk factors to which an investment in the Mercury International Value Portfolio is subject is set forth in the enclosed Mercury International Value Portfolio Prospectus under the caption “Investment Risks.”

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COMPARISON OF THE FUNDS

Financial Highlights

Mercury International Value Portfolio. The following Financial Highlights table is intended to help you understand the Mercury International Value Portfolio’s financial performance since this Fund commenced operations in 1998. Certain information reflects financial results for a single share. The total returns in the table represent the rate an investor would have earned on an investment in shares of the Mercury International Value Portfolio (assuming reinvestment of all dividends). This information has been audited by Pricewater House Coopers LLP, whose report, along with the Mercury International Value Portfolio’s financial statements, is included in the Mercury International Value Portfolio’s annual report to shareholders, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements:

	Mercury International Value Portfolio
	For the Year Ended December 31,		For the Period June 10, 1998* to December 31, 1998
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:	2000	1999
Net asset value, beginning of period	$11.52	$ 9.52	$10.00
Investment income — net	.22	.15	.04
Realized and unrealized gain (loss) on investments — net	.10	1.91	(.48)
Total from investment operations	.32	2.06	(.44)
Less dividends and distributions:
Investment income — net	(.11)	(.06)	(.04)
Realized gain on investments — net	(.05)	—	—
Total dividends and distributions	(.16)	(.06)	(.04)
Net asset value, end of period	$11.68	$11.52	$ 9.52
Total Investment Return:**
Based on net asset value per share	2.85%	21.68%	(4.38	%)(†)
Ratios to Average Net Assets:
Expenses	.93%	1.01%	1.05	%(††)
Investment income — net	2.20%	1.63%	1.09	%(††)
Supplemental Data:
Net Assets, end of period (in thousands)	$356,292	$284,834	$289,135
Portfolio turnover	39%	71%	24%

*	Commencement of operations
**	Total investment returns exclude insurance-related fees and expenses.
(†)	Aggregate total investment return.
(††)	Annualized.

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 International Equity Fund. The following Financial Highlights table is intended to help you understand the International Equity Fund’s financial performance for the years shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate an investor would have earned on an investment in Class A shares of the International Equity Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP whose report, along with the International Equity Fund’s financial statements, is included in the Company’s annual report to shareholders, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements:
	International Equity Fund Class A Shares † For the Year Ended December 31,
	2000	1999	1998	1997	1996
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of year	$13.99	$10.68	$10.80	$11.63	$11.06
Investment income — net	.15	.16	.21	.20	.23
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.58)	3.71	.56	(.71)	.49
Total from investment operations	(2.43)	3.87	.77	(.51)	.72
Less dividends and distributions:
Investment income — net	(.11)	(.55)	(.09)	(.23)	(.15)
In excess of investment income — net	—	(.01)	—	—	—
Realized gain on investments — net	(.22)	—	(.03)	(.09)	—
In excess of realized gain on investments — net	(.37)	—	(.77)	—	—
Total dividends and distributions	(.70)	(.56)	(.89)	(.32)	(.15)
Net asset value, end of year	$10.86	$13.99	$10.68	$10.80	$11.63
Total Investment Return:*
Based on net asset value per share	(17.28%)	37.63%	7.80%	(4.55%)	6.62%
Ratios to Average Net Assets:
Expenses	.89%	.92%	.89%	.90%	.89%
Investment income — net	1.16%	1.36%	2.03%	1.69%	1.96%
Supplemental Data:
Net assets, end of year (in thousands)	$135,777	$198,919	$193,457	$425,223	$349,080
Portfolio turnover	154.06%	154.72%	126.23%	127.96%	49.87%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

Information About the Mercury Trust

The Mercury International Value Portfolio Prospectus and Annual Report have been delivered with this Proxy Statement and Prospectus and are incorporated herein by reference. Information about Mercury International Value Portfolio’s investment objectives and policies can be found under the heading “Investment Objective and Policies” in the Mercury International Value Portfolio Prospectus. For information regarding Management’s Discussion of Fund Performance of the Mercury International Value Portfolio, please see the Mercury International Value Portfolio’s Annual Report that accompanies this Proxy Statement and Prospectus.

Information About the International Equity Fund

Information about the International Equity Fund’s investment objectives and policies is incorporated by reference to the Prospectus of the International Equity Fund and is available upon request from the Company without charge.

Investment Restrictions

The Funds have substantially similar investment restrictions except as described below. As a fundamental investment restriction, which may not be changed without shareholder approval, the Mercury International Value Portfolio may not make loans, including lend its portfolio securities. The International Equity Fund also may not make loans, except that it may lend its portfolio securities in an amount up to 20% of its total assets. As a fundamental investment restriction, the Mercury International Value Portfolio may borrow money from a bank

9

for temporary or emergency purposes in amounts up to 10% of its total assets (not including the amount borrowed). The International Equity Fund may borrow money from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed), but, as a matter of operating policy which may be changed by the Company’s Board of Directors without shareholder approval, the International Equity Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes only in amounts up to 10% of its total assets. In addition, the Mercury International Value Portfolio has adopted fundamental investment restrictions prohibiting it from (i) making short sales, except that it may engage in short sales “against the box” in an amount up to 25% of its net assets, and (ii) participating on a joint or joint and several basis in any trading account in securities. The International Equity Fund has adopted a non-fundamental investment restriction (which may be changed by the Company’s Board of Directors without shareholder approval) prohibiting it from making short sales, except that it may engage in short sales “against the box” and may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts. While the International Equity Fund has not adopted an investment restriction with respect to participating in a joint or joint and several trading account in securities, the restrictions of the Investment Company Act applicable generally to mutual funds effectively prohibit the International Equity Fund from participating in such an account.
For a complete description of the Mercury International Value Portfolio’s investment restrictions, see “Description of the Funds, Their Investments and Risks—Investment Restrictions” in the Mercury Trust’s Statement of Additional Information dated May 1, 2000 (the “Mercury Trust’s SAI”).

Management

Trustees. The Board of Trustees of the Mercury Trust consists of six individuals, five of whom are not “interested persons” as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operation of the Mercury Trust and perform the various duties imposed on the directors/trustees of investment companies by the Investment Company Act.

Information about the Trustees and officers of the Mercury Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and officer is 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400.

 ROBERT L. BURCH III (67) — Trustee(2) — One Rockefeller Plaza, New York, NY 10020. Managing Partner, A.W. Jones Co. (investments) since 1984; Chairman, Jonathan Mfg. Corp. (slide manufacturing) since 1977.

JOHN A. G. GAVIN (70) — Trustee(2) — 2100 Century Park West, Los Angeles, CA 90067. Partner and Managing Director, Hicks, Muse, Tate and Furst (Latin America) (private equity investment firm) since 1994; Chairman, Gamma Holdings (investment holding company) since 1968; U.S. Ambassador to Mexico from 1981 to 1986; Director, Apex Mortgage Capital, Inc., International Wire Corp. and Krause’s Furniture, Inc.

JOE GRILLS (65) — Trustee(2) — P.O. Box 98, Rapidan, Virginia 22733. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Finance Professionals) (“CIEBA”) since 1986; member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989 and of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Mercury HW Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

NIGEL HURST-BROWN (49) — Trustee(1)(2) — Managing Director of MLIM and FAM since 1998; Co-Head of the Hotchkis and Wiley division of MLIM from 1999 to 2000; Director of Mercury Asset Management Group Plc. since 1990.

 MADELEINE A. KLEINER (49) — Trustee(2) — 9336 Civic Center Drive, Beverly Hills, CA 90210. Executive Vice President and General Counsel, Hilton Hotels Corporation since 2001; Senior Executive Vice President, Chief Administrative Officer and General Counsel, H.F. Ahmanson & Company and Home Savings of America, FSB (banking company) from 1995 to 1998; Partner, Gibson, Dunn & Crutcher (law firm) from 1983 to 1995.

10

RICHARD R. WEST (63) — Trustee(2) — Box 604, Genoa, NV 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director, Vornado Realty Trust, Inc. (real estate holding company); Director, Bowne & Co., Inc. (financial printers); Director Alexander’s, Inc. (real estate company).

NANCY D. CELICK (49) — President(1)(2) — First Vice President of MLIM and FAM since 2000; Chief Administrative Officer of the Hotchkis and Wiley division of MLIM from 1998 to 2000; Chief Financial Officer of Hotchkis and Wiley from 1993 to 1998; Chief Financial Officer of Kennedy-Wilson, Inc. (auction marketing services) from 1992 to 1993; Chief Financial Officer of First National Corporation (bank holding company) from 1984 to 1992.

 DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — P.O. Box 9011, Princeton, NJ 08543-9011. First Vice President of MLIM and FAM since1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services, Inc. since 1999; Director of Taxation of MLIM since 1990; Vice President of FAM Distributors, Inc. since 1999;Vice President of MLIM from 1990 to 1997.

ANNA MARIE S. LOPEZ (33) — Assistant Treasurer and Assistant Secretary(1)(2) — Compliance Officer of MLIM and FAM since 1999; Compliance Associate of the Hotchkis and Wiley division of MLIM from 1997 to 1999; Manager, Price Waterhouse from 1991 to 1997.

TURNER SWAN (39) — Secretary(1)(2) — Director (Legal Advisory) of MLIM and FAM since 2000; Attorney with MLIM and FAM from 1997 to 2000; Attorney, Sheppard, Mullin, Richter & Hampton LLP from 1995 to 1997; Attorney, Trout Trading Management Company Ltd. from 1993 to 1995.

 GRACIE FERMELIA (39) — Vice President and Assistant Secretary(1)(2) — Director of MLIM and FAM since 2000; Business Manager of the HW International Department of MLIM and FAM since 1998; Vice President of MLIM and FAM from 1994 to 2000; Compliance Officer of MLIM and FAM from 1994 to 1998; Senior Manager, Price Waterhouse from 1985 to 1994.

(1)	Interested person, as defined in the Investment Company Act, of the Mercury Trust.
(2)	Such Trustee or officer is a trustee, director or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.

Management and Advisory Arrangements. Jeremy Beckwith is the portfolio manager of the International Equity Fund. Sarah Ketterer, Harry Hartford and James Doyle are the portfolio managers of the Mercury International Value Portfolio and are expected to continue to serve as the portfolio managers of the Combined Fund after the Reorganization.

MLIM is the investment adviser to the International Equity Fund pursuant to an investment advisory agreement entered into with the Company. The International Equity Fund pays MLIM a monthly fee at the annual rate of 0.75% of such Fund’s average daily net assets. FAM is the investment adviser to the Mercury International Value Portfolio pursuant to an investment advisory agreement entered into with the Mercury Trust. The Mercury International Value Portfolio pays FAM a monthly fee at the annual rate of 0.75% of such Portfolio’s average daily net assets. After the Reorganization, the Combined Fund would pay FAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Combined Fund.

MLIM has retained MLAM U.K. as sub-adviser to the International Equity Fund. Pursuant to a separate sub-advisory agreement between MLIM and MLAM U.K., MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM with respect to the International Equity Fund in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to the International Equity Fund pursuant to its investment advisory agreement. FAM has retained MLAM U.K. and MLIMI as sub-advisers to the Mercury International Value Portfolio. Pursuant to a separate sub-advisory agreement among FAM, MLAM U.K. and MLIMI, FAM pays MLAM U.K. and MLIMI fees for providing investment advisory services to FAM with respect to the Mercury International Value Portfolio in amounts to be determined from time to time by FAM, MLAM U.K. and MLIMI but in no event in excess of the amount FAM actually receives for providing services to the Mercury International Value Portfolio pursuant to its investment advisory agreement. The address of each of MLAM U.K. and MLIMI is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

The purchase procedures in effect for both the International Equity Fund and the Mercury International Value Portfolio are identical. For a complete discussion of the purchase procedures, see “How to Buy and Redeem Shares” in the Mercury International Value Portfolio Prospectus.

11

Redemption of Shares

The redemption procedures in effect for both the International Equity Fund and the Mercury International Value Portfolio are identical. See “How to Buy and Redeem Shares” in the Mercury International Value Portfolio Prospectus.

Performance

 General. The bar charts and table shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in the Funds’ performance for each full calendar year since inception. The table shows the average annual total returns of each Fund for the periods shown. Past performance is not indicative of future performance. The bar charts and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below.

Mercury International Value Portfolio

During the periods shown in the bar chart, the highest return for a quarter was 11.38% (quarter ended June 30, 1999) and the lowest return for a quarter was -4.71% (quarter ended September 30, 2000).

International Equity Fund

During the periods shown in the bar chart, the highest return for a quarter was 19.06% (quarter ended December 31, 1998) and the lowest return for a quarter was -18.16% (quarter ended September 30, 1998)

12

	Average Annual Total Return (as of the year ended December 31, 2000)
Period	International Equity Fund	Mercury International Value Portfolio
Past One Year	-17.28%	2.85%
Past Five Years	4.55%	N/A
Past Ten Years/Since Inception	5.18%*	7.27%**

*	Commenced operations on July 1, 1993.
**	Commenced operations on June 10, 1998.

Shareholder Rights

Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors/Trustees and any other matter submitted to a shareholder vote.

Dividends

All, or substantially all, of each Fund’s net income is declared as dividends annually. Dividends are paid annually and automatically reinvested in additional Fund shares at net asset value and credited to the shareholder’s account or, at the shareholder’s option, paid in cash. Following the Reorganization, the policy of the Combined Fund with respect to dividends will remain unchanged. See “Your Account—Dividends and Taxes” in the Mercury International Value Portfolio Prospectus.

Tax Information

The tax consequences associated with an investment in shares of the International Equity Fund are identical to those associated with an investment in shares of the Mercury International Value Portfolio. See “Your Account—Dividends and Taxes” in the Mercury International Value Portfolio Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for both the International Equity Fund and the Mercury International Value Portfolio. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Mercury Trust’s SAI.

Net Asset Value. Both the International Equity Fund and the Mercury International Value Portfolio determine their net asset value once daily as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for business. The net asset value of the shares is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Fund or Portfolio minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent.
Additional Information

Custodian. The Bank of New York acts as custodian of the cash and securities of the International Equity Fund. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian of the cash and securities of the Mercury International Value Portfolio. The principal business address of Brown Brothers is 40 Water Street, Boston, Massachusetts 02109. Brown Brothers will continue to serve as the custodian of the Combined Fund following the Reorganization.

Transfer Agent. Financial Data Services, Inc. serves as the transfer agent for each Fund and will continue to serve as the Combined Fund’s transfer agent following the Reorganization.

Shareholder Inquiries. Shareholder inquiries with respect to the International Equity Fund and the Mercury International Value Portfolio may be addressed to either Fund by telephone at (609) 282-2800 or at the applicable address set forth on the cover page of this Proxy Statement and Prospectus.

13

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), the Mercury International Value Portfolio will acquire substantially all of the assets and will assume substantially all of the liabilities of the International Equity Fund, in exchange solely for an equal aggregate value of shares to be issued by the Mercury International Value Portfolio. Upon receipt by the International Equity Fund of such shares, the International Equity Fund will distribute such shares to its Class A shareholders, as described below in liquidation of the International Equity Fund.

Generally, the assets transferred by the International Equity Fund to the Mercury International Value Portfolio will equal all investments of the International Equity Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of the International Equity Fund as of such time.

The International Equity Fund will distribute the shares of the Mercury International Value Portfolio received by it pro rata to its Class A shareholders in exchange for such shareholders’ proportional interests in the International Equity Fund. The shares of the Mercury International Value Portfolio received by the Class A shareholders of the International Equity Fund will have the same aggregate net asset value as each such shareholder’s interest in the International Equity Fund as of the Valuation Time. (See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of the Mercury International Value Portfolio in the names of all Class A shareholders of the International Equity Fund, including Class A shareholders holding International Equity Fund shares in certificate form, and transferring to each shareholder’s account the shares of the Mercury International Value Portfolio representing such shareholder’s interest previously credited to the account of the International Equity Fund. Shareholders holding Class A shares of the International Equity Fund in certificate form may receive certificates representing the shares of the Mercury International Value Portfolio credited to their account in respect of such International Equity Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the shares of the Mercury International Value Portfolio will be issued at net asset value and the Class A shares of the International Equity Fund will be valued at net asset value for the purposes of the exchange by the Class A shareholders of the International Equity Fund of their Class A shares for the shares of the Mercury International Value Portfolio, the holders of International Equity Fund Class A shares will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the International Equity Fund or the Mercury International Value Portfolio would hold a smaller percentage of ownership in the Combined Fund than he or she did in the International Equity Fund or the Mercury International Value Portfolio prior to the Reorganization.

Procedure

On January 11, 2001, the Board of Directors of the Company, including all of the Directors who were not “interested persons,” as defined by the Investment Company Act, of the Company approved the Agreement and Plan and the submission of such Agreement and Plan to the shareholders of the International Equity Fund for approval. On January 16, 2001, the Board of Trustees of the Mercury Trust, including a majority of the Trustees who were not “interested persons,” as defined by the Investment Company Act, of the Mercury Trust approved the Agreement and Plan.

If the shareholders of the International Equity Fund approve the Reorganization at the Meeting, and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second calendar quarter of 2001.

The Board of Directors of the Company recommends that shareholders of the International Equity Fund approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan attached hereto as Exhibit I.

14

Valuation of Assets and Liabilities. The assets of the International Equity Fund and the Mercury International Value Portfolio will be valued on the business day prior to the Exchange Date (as defined in the Agreement and Plan) and will be valued according to the procedures set forth under “How to Buy and Redeem Shares” in the Mercury International Value Portfolio Prospectus.

Distribution of Shares of the Mercury International Value Portfolio. As soon as practicable after the Exchange Date, the International Equity Fund will liquidate and distribute the shares of the Mercury International Value Portfolio received by it pro rata to its Class A shareholders in exchange for such shareholders’ proportional interests in the International Equity Fund. The shares of the Mercury International Value Portfolio received by Class A shareholders of the International Equity Fund will have the same aggregate net asset value as such shareholders’ interest in the International Equity Fund held on the Exchange Date. (See “Valuation of Assets” above for information about the calculation of net asset value.) Generally, the liquidation and distribution will be accomplished by opening new accounts on the books of the Mercury International Value Portfolio in the names of the Class A shareholders of the International Equity Fund and transferring to those shareholders’ accounts the shares representing such shareholders’ interest previously credited to the account of the International Equity Fund.

No sales charge or fee of any kind will be charged to the Class A shareholders of the International Equity Fund in connection with their receipt of shares of the Mercury International Value Portfolio in the Reorganization.

 Expenses. The expenses of the Reorganization that are directly attributable to the International Equity Fund and the conduct of its business will be deducted from the assets of the International Equity Fund as of the time of valuation of assets for purposes of the Reorganization. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. The expenses attributable to the Mercury International Value Portfolio include the costs of printing sufficient copies of the Mercury International Value Portfolio Prospectus and Annual Report that accompany this Proxy Statement and Prospectus and transfer agent fees. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by the Funds. The expenses of the Reorganization attributable to the International Equity Fund are currently estimated to be $152,300. The expenses of the Reorganization attributable to the Mercury International Value Portfolio are currently estimated to be $92,000 and will be paid by MLIM.

Required Approvals. As previously stated, consummation of the Reorganization is conditioned upon the receipt of a favorable ruling from the IRS or an opinion of counsel as to tax matters. In addition, approval of the Agreement and Plan requires the affirmative vote of shareholders representing at least two-thirds of the outstanding shares of the International Equity Fund.

Termination of the International Equity Fund. Following the transfer of the assets and liabilities of the International Equity Fund to the Mercury International Value Portfolio and the distribution of the shares of the Mercury International Value Portfolio to the Class A shareholders of the International Equity Fund, the Company will take action to terminate the International Equity Fund as a series of the Company under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of the Company, on behalf of the International Equity Fund, and the Mercury Trust, on behalf of the Mercury International Value Portfolio, pursuant to the Agreement and Plan are subject to various conditions, including this registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by the shareholders of the International Equity Fund, a favorable IRS ruling or an opinion of counsel being received as to tax matters, opinions of counsel being received as to certain securities law matters and the continuing accuracy of various representations and warranties of the International Equity Fund and the Mercury International Value Portfolio being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the International Equity Fund) prior to the Exchange Date, or the Exchange Date may be postponed by the Board of Directors of the Company or the Board of Trustees of the Mercury Trust, respectively, if any condition to the Company’s obligations, on behalf of the International Equity Fund, or to the Mercury Trust’s obligations, on behalf of the Mercury International Value Portfolio, has not been fulfilled or waived by such Board.

15

Potential Benefits to Shareholders as a Result of the Reorganization

The proposed Reorganization will consolidate two similar funds and provide a larger asset base. MLIM and FAM believe that the Reorganization will benefit both International Equity Fund and Mercury International Value Portfolio shareholders. Following the Reorganization, both Mercury International Value Portfolio and International Equity Fund shareholders will remain invested in a diversified, open-end fund with few changes to its investment objectives, risks of investment and management arrangements. In addition, MLIM and FAM believe that International Equity Fund shareholders are likely to experience lower expenses per share and economies of scale as a result of the Reorganization.

 As of December 31, 2000, the total operating expenses for the International Equity Fund were 0.89% (based on average net assets of approximately $168.8 million) and the total operating expenses for the Mercury International Value Portfolio were 0.93% (based on average net assets of approximately $346.7 million). If the Reorganization had taken place on December 31, 2000, the total operating expense ratio for the Combined Fund for the fiscal year ended December 31, 2000, on a pro forma basis, would have been 0.88% (based on average net assets of approximately $515.5 million), and would have been 0.01% lower than the current total operating expenses of the International Equity Fund.

MLIM and FAM believe that the Reorganization will benefit each of the Funds primarily because certain fixed costs, such as the costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, resulting possibly in a lower overall expense ratio for the Combined Fund.

The table below sets forth the net assets of each Fund as of its last three fiscal year ends.

Net Assets for the Dates Indicated

	Net Assets
Name of Fund	As of December 31, 2000	As of December 31, 1999	As of December 31, 1998
International Equity Fund	$135,777,477	$198,919,343	$193,456,803
Mercury International Value Portfolio	$356,291,716	$284,833,863	$289,134,958
Based on the foregoing, the Board of Directors of the Company concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of the Company determined that the interests of existing shareholders of the International Equity Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

 General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”). The International Equity Fund and the Mercury International Value Portfolio have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and the Mercury International Value Portfolio intends to continue to so qualify after the Reorganization. The Company and the Mercury Trust have requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of the International Equity Fund to the Mercury International Value Portfolio in exchange solely for shares of the Mercury International Value Portfolio as provided in the Agreement and Plan will constitute a “reorganization” within the meaning of Section 368(a)(1)(D) of the Code, and each of the International Equity Fund and the Mercury International Value Portfolio will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the International Equity Fund as a result of the asset transfer solely in exchange for shares of the Mercury International Value Portfolio or on the distribution of the shares of the Mercury International Value Portfolio to the Class A shareholders of the International Equity Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Mercury International Value Portfolio on the receipt of assets of the International Equity Fund in exchange for the Mercury International Value Portfolio shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the International Equity Fund on the receipt of shares of the Mercury International Value Portfolio in exchange for their Class A shares of the

16

International Equity Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the International Equity Fund in the hands of the Mercury International Value Portfolio will be the same as the tax basis of such assets in the hands of the International Equity Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of the Mercury International Value Portfolio received by the Class A shareholders of the International Equity Fund in the Reorganization will be equal to the tax basis of the Class A shares of the International Equity Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of the Mercury International Value Portfolio will be determined by including the period for which such shareholder held the Class A shares of the International Equity Fund exchanged therefor, provided, that such International Equity Fund Class A shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Mercury International Value Portfolio’s holding period with respect to the International Equity Fund assets transferred will include the period for which such assets were held by the International Equity Fund; and (ix) the taxable year of the International Equity Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, the Mercury International Value Portfolio will succeed to and take into account certain tax attributes of the International Equity Fund, such as earnings and profits, capital loss carryovers and method of accounting.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. The International Equity Fund and the Mercury International Value Portfolio have elected and qualified to be taxed as regulated investment companies under Sections
851-855 of the Code and, after the Reorganization, the Combined Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of shares of the Mercury International Value Portfolio to the Class A shareholders of the International Equity Fund, the Company will terminate the International Equity Fund as a series of the Company.

Capitalization

Each Fund currently offers one class of shares. The following table sets forth as of December 31, 2000: (i) the capitalization of the Mercury International Value Portfolio; (ii) the capitalization of the International Equity Fund; and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

	Mercury International Value Portfolio	International Equity Fund Class A	Combined Fund (a)
Total Net Assets	$356,291,716	$135,777,477	$475,026,762
Shares Outstanding	30,502,978	12,496,998	42,660,183
Net Asset Value per Share	$11.68	$10.86	$11.14

(a)

Total Net Assets and Net Asset Value per Share include the aggregate value of the International Equity Fund’s net assets which would have been transferred to the Mercury International Value Portfolio had the Reorganization been consummated on December 31, 2000. Total Net Assets reflects the charge for estimated Reorganization expenses of $152,300 attributable to the International Equity Fund and assumes distribution of undistributed net investment income and realized capital gains of $8,107,098 and $8,530,292, respectively, for the Mercury International Value Portfolio and distribution of undistributed net investment income of $252,741 for the International Equity Fund. No assurance can be given as to how many shares of the Mercury International Value Portfolio the International Equity Fund shareholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Mercury International Value Portfolio that actually will be received by International Equity Fund shareholders on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

 The Meeting will be held on Monday, April 16, 2001, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, at 9:30 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

17

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Additional Voting Information

In addition to the use of the mails, proxies may be solicited by telephone, telegraph, facsimile or personal interview. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholders’ identity. In all cases where a telephonic authorization is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Proxy Statement and Prospectus and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitted to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Record Date and Outstanding Shares

 Only holders of record of shares of the International Equity Fund at the close of business on February 21, 2001 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 12,168,806 shares of common stock of the International Equity Fund issued and outstanding and entitled to vote.

Security Ownership of Certain Record Owners and Management of the Company

To the knowledge of the International Equity Fund, the following persons or entities owned of record 5% or more of the shares of the International Equity Fund outstanding on the Record Date:

Name and Address of Shareholder	Percentage of International Equity Fund Owned	Percentage of Combined Fund Owned After Reorganization
ML Life Insurance Company Attn: Doak Foster Mitchell Williams Selig Gates & Woodyard Attorneys at Law 310 W. Capital Ave. Little Rock, AR 72201-3525	78.68%	20.71%

ML Life Insurance Company Attn: Doak Foster Mitchell Williams Selig Gates & Woodyard Attorneys at Law 310 W. Capital Ave. Little Rock, AR 72201-3525	6.67%	1.76%

ML Life Insurance Company of NY Attn: Melissa Dwyer 717 Fifth Avenue — 16th Floor New York, NY 10022	6.58%	1.73%

At the Record Date, the Directors and officers of the Company as a group (27 persons) owned an aggregate of less than 1% of the outstanding shares of the International Equity Fund.

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To the knowledge of the Mercury International Value Portfolio, the following persons or entities owned of record 5% or more of the shares of the Mercury International Value Portfolio outstanding on the Record Date:

Name and Address of Shareholder	Percentage of Mercury International Value Portfolio Owned	Percentage of Combined Fund Owned After Reorganization
Merrill Lynch Life Insurance Company Bldg. 3-4th Floor 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	87.33%	64.35%

Merrill Lynch Life Insurance Company of NY Bldg. 3-4th Floor 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.96%	5.13%

At the Record Date, the Directors and officers of the Company as a group (27 persons) owned an aggregate of less than 1% of the outstanding shares of the Mercury International Value Portfolio and owned less than 1% of the outstanding shares of common stock of ML&Co.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Fund.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each Class A share of the International Equity Fund is entitled to one vote. Approval of the Agreement and Plan by the International Equity Fund requires the affirmative vote of the shareholders of the International Equity Fund representing two-thirds of the total votes entitled to be cast thereon.

Under Maryland law, shareholders of a registered open-end investment company, such as the Company, are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any International Equity Fund shareholder may redeem his or her shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of a majority of the shares of the International Equity Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the shareholders of the International Equity Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the International Equity Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of the International Equity Fund.

ADDITIONAL INFORMATION

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company, on behalf of the International Equity Fund.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which either the Company or the Mercury Trust has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Company and the Mercury Trust files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by the Company or the Mercury Trust can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of materials, other than materials incorporated herein by reference and other information regarding the Funds also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

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LEGAL PROCEEDINGS

There are no material legal proceedings to which the Company, on behalf of the International Equity Fund, or the Mercury Trust, on behalf of the Mercury International Value Portfolio, is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for the Company by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Certain legal matters in connection with the Reorganization will be passed upon for the Mercury Trust by Gardner, Carton & Douglas, 321 N. Clark Street, Suite 3400, Chicago, Illinois 60610. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Brown & Wood, LLP. Gardner, Carton & Douglas will rely as to matters of Massachusetts law on the opinion of Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109.

EXPERTS

 The financial highlights of the International Equity Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP (“D&T”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. The financial highlights of the Mercury International Value Portfolio included in this Proxy Statement and Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP (“PwC”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of PwC is 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. PwC is expected to serve as the independent auditors for the Combined Fund after the Reorganization.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at any subsequent meeting of shareholders of the International Equity Fund must be received by the Company in a reasonable time before the Company begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in the Company’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors, ALLAN J. OSTER Secretary, Merrill Lynch Variable Series Funds, Inc.

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 16th day of January, 2001, by and between Mercury HW Variable Trust (the “Mercury Trust”), on behalf of Mercury HW International Value VIP Portfolio (“Acquiring Fund”), and Merrill Lynch Variable Series Funds, Inc. (“Variable Series”), on behalf of Merrill Lynch International Equity Focus Fund (“Acquired Fund” and, together with Acquiring Fund, the “Funds”). The Mercury Trust is a Massachusetts business trust and the Acquiring Fund is a series of the Mercury Trust. Variable Series is a Maryland corporation and the Acquired Fund is a series of Variable Series.

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Acquiring Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Acquired Fund in exchange solely for an equal aggregate value of newly-issued shares of beneficial interest, no par value, of Acquiring Fund and the subsequent distribution of Corresponding Shares (as defined below) of Acquiring Fund to the Class A shareholders of Acquired Fund in exchange for their Class A shares of common stock of Acquired Fund, in liquidation of Acquired Fund, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

     In the course of the Reorganization, shares of Acquiring Fund will be distributed to Acquired Fund shareholders as follows: each holder of Acquired Fund Class A shares will be entitled to receive the number of shares of Acquiring Fund (the “Corresponding Shares”) having the same aggregate net asset value as the aggregate net asset value of such shareholder’s Class A shares in Acquired Fund immediately prior to the Reorganization. In consideration therefor, on the Exchange Date (as defined below), Acquiring Fund shall acquire substantially all of Acquired Fund’s assets and assume substantially all of Acquired Fund’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section
368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Acquired Fund shall be terminated as a series of Variable Series.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Acquiring Fund and Acquired Fund hereby agree as follows:

1. Representations and Warranties of Acquiring Fund.

Mercury Trust, on behalf of Acquiring Fund, represents and warrants to, and agrees with, Variable Series, on behalf of Acquired Fund, that:

(a) Acquiring Fund is a series of Mercury Trust, a business trust duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Acquiring Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Mercury Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (File No. 811-8163), and such registration has not been revoked or rescinded and is in full force and effect. Mercury Trust, on behalf of Acquiring Fund, has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since inception of Acquiring Fund and intends that Acquiring Fund continue to so qualify until consummation of the Reorganization and thereafter.

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(c) Acquired Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Acquiring Fund, each as of December 31, 1999, said financial statements having been audited by PricewaterhouseCoopers LLP, independent accountants. An unaudited statement of assets and liabilities of Acquiring Fund and an unaudited schedule of investments of Acquiring Fund, each as of the Valuation Time (defined below), will be furnished to Acquired Fund at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Fund to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Acquired Fund has been furnished with Acquiring Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2000 and the financial statements appearing therein fairly present the financial position of Acquiring Fund as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Acquired Fund has been furnished with Mercury Trust’s prospectus and statement of additional information, each dated May 1, 2000, and supplements to prospectus dated July 13, 2000 and January 19, 2001, and said prospectus, statement of additional information and supplements to prospectus do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Mercury Trust, with respect to Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of Mercury Trust, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings involving Acquiring Fund pending or, to the knowledge of Mercury Trust, threatened against Mercury Trust which assert liability on the part of Acquiring Fund or which materially affect Mercury Trust’s or Acquiring Fund’s financial condition or its ability to consummate the Reorganization. Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Mercury Trust is not a party to or obligated under any provision of its Declaration of Trust, as amended, its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Mercury Trust, on behalf of Acquiring Fund, is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Acquired Fund prior to the Valuation Time.

(j) Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Acquiring Fund’s most recent annual or semi-annual report to shareholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Fund will advise Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Mercury Trust on Form N-14 relating to the shares of Acquiring Fund to be issued pursuant to this Agreement, which includes the proxy statement of Acquired Fund and the prospectus of Acquiring Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date,

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insofar as it relates to Acquiring Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mercury Trust, with respect to Acquiring Fund, for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.

(n) The shares of Acquiring Fund to be issued to Acquired Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, Acquiring Fund will have obtained any and all regulatory, Mercury Trust and shareholder approvals necessary to issue the shares of Acquiring Fund to Acquired Fund.

2. Representations and Warranties of Acquired Fund.

Variable Series, on behalf of Acquired Fund, represents and warrants to, and agrees with, Mercury Trust, on behalf of Acquiring Fund, that:

(a) Acquired Fund is a series of Variable Series, a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Acquired Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Variable Series is duly registered under the 1940 Act as an open-end management investment company (File No. 811-3290), and such registration has not been revoked or rescinded and is in full force and effect. Variable Series, on behalf of Acquired Fund, has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since inception of Acquired Fund, and intends that Acquired Fund continue to so qualify for its taxable year ending on the Exchange Date.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Acquired Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Acquiring Fund, and (ii) all other assets owned by Acquired Fund or liabilities incurred as of the Valuation Time.

(d) Variable Series, with respect to Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Board of Directors of Variable Series, and, subject to its approval by the shareholders of Acquired Fund, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Acquiring Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Acquired Fund, each as of December 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent auditors. An unaudited statement of assets and liabilities of Acquired Fund and an unaudited schedule of investments of Acquired Fund, each as of the Valuation Time, will be furnished to Acquiring Fund at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Fund to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquired Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

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(f) Acquiring Fund has been furnished with Acquired Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2000, and the financial statements appearing therein fairly present the financial position of Acquired Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) Acquiring Fund has been furnished with the prospectus of Acquired Fund, dated April 4, 2000, supplement to prospectus dated December 8, 2000, statement of additional information of Variable Series, dated June 29, 2000, and supplements to statement of additional information dated December 8, 2000 and January 8, 2001, and said prospectus, statement of additional information and supplements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings involving Acquired Fund pending or, to the knowledge of Variable Series, threatened against Variable Series which assert liability on the part of Acquired Fund or which materially affect Variable Series’ or Acquired Fund’s financial condition or its ability to consummate the Reorganization. Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Variable Series, on behalf of Acquired Fund, is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Acquiring Fund prior to the Valuation Time.

(j) Variable Series is not a party to or obligated under any provision of the Articles of Incorporation of Variable Series, as amended, its by-laws or any contract or other commitment or obligation, nor is it subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since its most recent annual or semi-annual report to shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Acquired Fund will advise Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Variable Series, on behalf of Acquired Fund, has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(m) At both the Valuation Time and the Exchange Date, Variable Series, on behalf of Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Acquired Fund will have good and marketable title to all of the Investments, and Mercury Trust, on behalf of Acquiring Fund, will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Acquired Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the

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statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Variable Series, with respect to Acquired Fund, for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) Acquired Fund is authorized to issue 100,000,000 Class A shares and 100,000,000 Class B shares of common stock, par value $.10 per share; only Class A shares have been issued by Acquired Fund and each outstanding Class A share is fully paid and nonassessable and has full voting rights.

(q) Variable Series, on behalf of Acquired Fund, will not sell or otherwise dispose of any of the Corresponding Shares of Acquiring Fund to be received in the Reorganization, except in distribution to the shareholders of Acquired Fund.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the shareholders of Acquired Fund, and to the other terms and conditions contained herein, Variable Series, on behalf of Acquired Fund, agrees to convey, transfer and deliver to Acquiring Fund, and Mercury Trust, on behalf of Acquiring Fund, agrees to acquire from Acquired Fund, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Acquired Fund, and assume substantially all of the liabilities of Acquired Fund, in exchange solely for that number of shares of Acquiring Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Variable Series, on behalf of Acquired Fund, will distribute all shares of Acquiring Fund received by it to the Class A shareholders of Acquired Fund in exchange for their Class A shares of Acquired Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of Mercury Trust, with respect to Acquiring Fund, in the amounts due the Class A shareholders of Acquired Fund based on their respective Class A holdings in Acquired Fund as of the Valuation Time.

(b) Variable Series, on behalf of Acquired Fund, will pay or cause to be paid to Acquiring Fund any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Acquired Fund hereunder.

	(c) The Valuation Time shall be 4:00 p.m., Eastern time, on May 4, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Acquiring Fund will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Acquired Fund, except that recourse for such liabilities will be limited to the net assets of Acquired Fund acquired by Acquiring Fund. The known liabilities of Acquired Fund as of the Valuation Time shall be confirmed in writing to Acquiring Fund by Acquired Fund pursuant to Section 2(k) of this Agreement.

(e) Variable Series will terminate Acquired Fund as a series of Variable Series following the Exchange Date.

4. Issuance and Valuation of Shares of Acquiring Fund in the Reorganization.

Full shares of Acquiring Fund, and to the extent necessary, fractional shares of Acquiring Fund, of an aggregate net asset value equal to the net asset value, determined as hereinafter provided, of the assets of Acquired Fund acquired by Acquiring Fund in accordance herewith, reduced by the amount of liabilities of Acquired Fund assumed by Acquiring Fund in accordance herewith, shall be issued by Mercury Trust, on behalf of Acquiring Fund, in exchange for such assets of Acquired Fund. The net asset value of Acquired Fund shall be determined in accordance with the procedures described in the prospectus of Variable Series under “How Shares are Priced.” Acquired Fund shall distribute the shares of Acquiring Fund to its Class A shareholders and Acquiring Fund will open new accounts on its books in the names of the Class A shareholders of Acquired Fund and transfer to those shareholders’ accounts the shares of Acquiring Fund representing such shareholders’ interest previously credited to the account of Acquired Fund.

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5. Payment of Expenses.

	(a) With respect to expenses incurred in connection with the Reorganization, (i) Acquiring Fund and Acquired Fund each shall pay those expenses incurred that are attributable solely to it and the conduct of its business, (ii) each Fund shall pay half of those expenses incurred that are attributable to both Funds, including, but not limited to, the cost of preparing and filing a ruling request with the Internal Revenue Service, the cost of the preparation of this Agreement, legal, and accounting fees, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization, and (iii) Acquiring Fund shall pay those expenses incurred in connection with the Reorganization subsequent to the Exchange Date.

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the shares of each Fund on the date of the shareholders meeting referred to in Section 6(a) of this Agreement.

(c) If, for any reason, the Reorganization is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Acquiring Fund and Acquired Fund.

(a) Variable Series, on behalf of Acquired Fund, agrees to call a special meeting of the shareholders of Acquired Fund to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(b) Variable Series, on behalf of Acquired Fund, and Mercury Trust, on behalf of Acquiring Fund, covenant to operate the businesses of the Acquired Fund and Acquiring Fund, respectively, as presently conducted between the date hereof and the Exchange Date.

(c) Variable Series agrees that following the consummation of the Reorganization, it will terminate Acquired Fund as a series of Variable Series, and will not make any distributions of the Corresponding Shares other than to the Class A shareholders of Acquired Fund and without first paying or adequately providing for the payment of all of Acquired Fund’s liabilities not assumed by Acquiring Fund, if any.

(d) Mercury Trust will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Variable Series and Mercury Trust agree that the Funds will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) Mercury Trust, with respect to Acquiring Fund, has no plan or intention to sell or otherwise dispose of the assets of Acquired Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(f) Variable Series, with respect to Acquired Fund, and Mercury Trust, with respect to Acquiring Fund, agree that by the Exchange Date all of the Federal and other tax returns and reports required to be filed with respect to each Fund on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Variable Series, with respect to Acquired Fund, and Mercury Trust, with respect to Acquiring Fund, agree that the Funds will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Mercury Trust, with respect to Acquiring Fund, agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Acquired Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Variable Series, on behalf of Acquired Fund, shall prepare, or cause its agents to

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prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Acquired Fund with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Acquired Fund to the extent such expenses have been accrued by Acquired Fund in the ordinary course without regard to the Reorganization.

(g) Variable Series, on behalf of Acquired Fund, agrees to mail to each shareholder of record of Acquired Fund entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h) Following the consummation of the Reorganization, Mercury Trust, with respect to Acquiring Fund, expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

7. Exchange Date.

	(a) Delivery of the assets of Acquired Fund to be transferred, together with any other Investments, and the Corresponding Shares to be issued, shall be made at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 9:30 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Acquired Fund and Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Variable Series, on behalf of Acquired Fund, shall cause such Investments to be transferred to Acquiring Fund’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) Acquired Fund will deliver to Mercury Trust, on behalf of Acquiring Fund, on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Acquiring Fund hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Acquired Fund shall deliver to Mercury Trust, on behalf of Acquiring Fund, a list of the names and addresses of all of the Class A shareholders of record of Acquired Fund on the Exchange Date and the number of Class A shares of Acquired Fund owned by each shareholder, certified to the best of their knowledge and belief by the transfer agent for Acquired Fund or by the President of Acquired Fund.

8. Acquired Fund Conditions.

The obligations of Variable Series, with respect to Acquired Fund, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Variable Series and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon, and that Mercury Trust, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of Mercury Trust, certified by the Secretary of Mercury Trust.

(b) That Mercury Trust, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a statement of Acquiring Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Acquiring Fund’s behalf by Mercury Trust’s President (or any Vice President) and its Treasurer, and a certificate signed by Mercury Trust’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial

I-7

position of Acquiring Fund since the date of Acquiring Fund’s most recent annual or semi-annual report to shareholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Mercury Trust, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a certificate signed by Mercury Trust’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Mercury Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Mercury Trust, on behalf of Acquiring Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Variable Series, on behalf of Acquired Fund, shall have received an opinion of Gardner, Carton & Douglas, as counsel to Acquiring Fund, in form and substance satisfactory to Variable Series, on behalf of Acquired Fund, and dated the Exchange Date, to the effect that (i) Mercury Trust is validly existing as a trust with transferable shares of the type commonly called a Massachusetts business trust, has been duly organized and is validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Corresponding Shares of Acquiring Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable shares of Acquiring Fund, and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust or by-laws of Mercury Trust or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized for execution and delivery by an authorized officer of Mercury Trust, on behalf of Acquiring Fund, and represents a valid and binding contract of Mercury Trust, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity and provided that no opinion need be expressed as to the validity or enforceability of New York law to govern this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Massachusetts law or the Declaration of Trust or by-laws of Mercury Trust, or any agreement (known to such counsel) to which Mercury Trust is a party or by which Mercury Trust is bound provided that no opinion is expressed with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States Federal court, Massachusetts state court or governmental authority is required for the consummation by Mercury Trust, on behalf of Acquiring Fund, of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) to the knowledge of such counsel, Mercury Trust, on behalf of Acquiring Fund, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquiring Fund or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Mercury Trust, the unfavorable outcome of which would materially and adversely affect Acquiring Fund; (xi) all corporate actions required to be taken by Mercury Trust to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Mercury Trust,

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on behalf of Acquiring Fund; and (xii) such opinion is solely for the benefit of Acquired Fund and the Directors and officers of Variable Series. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquiring Fund contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquiring Fund contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquiring Fund or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Gardner, Carton & Douglas may state that it is relying on certificates of officers of Mercury Trust with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquiring Fund and on an opinion of Sullivan & Worcester LLP as to Massachusetts law.

	(f) That Variable Series, on behalf of Acquired Fund, shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Gardner, Carton & Douglas, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Acquired Fund to Acquiring Fund in exchange solely for shares of Acquiring Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and Variable Series, on behalf of Acquired Fund, and Mercury Trust, on behalf of Acquiring Fund, will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Acquired Fund as a result of the asset transfer solely in exchange for shares of Acquiring Fund or on the distribution of the shares of Acquiring Fund to the Class A shareholders of Acquired Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund on the receipt of assets of Acquired Fund in exchange for shares of Acquiring Fund; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the Class A shareholders of Acquired Fund on the receipt of the shares of Acquiring Fund in exchange for the Class A shares of Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of Acquired Fund in the hands of Acquiring Fund will be the same as the tax basis of such assets in the hands of Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Acquiring Fund received by the Class A shareholders of Acquired Fund in the Reorganization will be equal to the tax basis of the Class A shares of Acquired Fund surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of Acquiring Fund will be determined by including the period for which such shareholder held the Class A shares of Acquired Fund exchanged therefor, provided, that such Acquired Fund Class A shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Acquiring Fund’s holding period with respect to the assets of Acquired Fund transferred will include the period for which such assets were held by Acquired Fund; and (ix) the taxable year of Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Acquiring Fund will succeed to and take into account certain tax attributes of Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by Mercury Trust, on behalf of Acquiring Fund, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Variable Series, on behalf of Acquired Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Variable Series, be contemplated by the Commission.

(i) That Variable Series, on behalf of Acquired Fund, shall have received from PricewaterhouseCoopers LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Variable Series,

I-9

on behalf of Acquired Fund, to the effect that (i) they are independent accountants with respect to Mercury Trust within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquiring Fund included in the N-14 Registration Statement, and inquiries of certain officials of Mercury Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquiring Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquiring Fund or from schedules prepared by officials of Mercury Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquiring Fund or would prohibit the Reorganization.

9. Acquiring Fund Conditions.

The obligations of Mercury Trust, with respect to Acquiring Fund, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Variable Series and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Fund issued and outstanding and entitled to vote thereon, and that Variable Series, on behalf of Acquired Fund, shall have delivered to Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Directors of Variable Series and the minutes of the shareholder meeting, each certified by the Secretary of Variable Series.

(b) That Variable Series, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Acquired Fund’s behalf by the President (or any Vice President) of Variable Series and the Treasurer of Variable Series, and a certificate signed by the President (or any Vice President) of Variable Series and the Treasurer of Variable Series, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since the date of Acquired Fund’s most recent annual or semi-annual report to shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Variable Series, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a certificate signed by the President (or any Vice President) of Variable Series and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Variable Series, on behalf of Acquired Fund, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Variable Series, on behalf of Acquired Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

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(d) That Variable Series, on behalf of Acquired Fund, shall have delivered to Acquiring Fund a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Variable Series, on behalf of Acquired Fund, for the period ended December 31, 2000 (which returns originally were prepared and filed by Variable Series), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Acquired Fund for the period covered thereby; and that for the period from December 31, 2000 to and including the Exchange Date and for any taxable year of Acquired Fund ending upon the liquidation of Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 31, 2000 to and including the Exchange Date and for any taxable year of Acquired Fund ending upon the liquidation of Acquired Fund or that Acquired Fund would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Mercury Trust, on behalf of Acquiring Fund, shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to Acquired Fund, in form satisfactory to Mercury Trust, on behalf of Acquired Fund, and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, Acquired Fund will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Acquired Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Acquired Fund contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Acquired Fund; (iv) insofar as those requirements relate to information regarding Acquired Fund, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Acquired Fund of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) to the knowledge of such counsel, Variable Series, on behalf of Acquired Fund, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquired Fund or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Variable Series, the unfavorable outcome of which would materially and adversely affect Acquiring Fund; and (viii) such opinion is solely for the benefit of Acquiring Fund and the Directors and officers of Variable Series. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquired Fund contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquired Fund contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquired Fund contained or incorporated by

I-11

reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of Variable Series with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquired Fund and on an opinion of Brown & Wood LLP as to Maryland law.

(g) That Mercury Trust, on behalf of Acquiring Fund, shall have received an opinion of Brown & Wood LLP, as Maryland counsel to Acquired Fund, in form and substance satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Variable Series is a corporation with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Acquired Fund and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation or by-laws of Variable Series or any agreement (known to such counsel) to which Variable Series is a party or by which Variable Series is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) Variable Series, on behalf of Acquired Fund, has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Variable Series, on behalf of Acquired Fund, will have duly transferred such assets in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by Variable Series, on behalf of Acquired Fund, of the Reorganization, except such as have been obtained from the Board of Directors of Variable Series and shareholders of Acquired Fund and such as may be required under Maryland state securities law; (vi) all actions required to be taken by Variable Series, on behalf of Acquired Fund, to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Variable Series; and (vii) such opinion is solely for the benefit of Acquiring Fund and the Trustees and officers of Mercury Trust. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Variable Series with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the valid existence and the good standing of Variable Series.

(h) That Mercury Trust, on behalf of Acquiring Fund, shall have received a private letter ruling from the Internal Revenue Service or an opinion of Gardner, Carton & Douglas with respect to the matters specified in Section 8(f) of this Agreement.

(i) That Mercury Trust, on behalf of Acquiring Fund, shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Mercury Trust, on behalf of Acquiring Fund, to the effect that (i) they are independent accountants with respect to Variable Series, on behalf of Acquired Fund, within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Acquired Fund and Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Acquiring Fund and Acquired Fund, and described in such letter (but not an examination in accordance with auditing

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 standards generally accepted in the United States of America), the information relating to Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquired Fund or from schedules prepared by officials of Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Investments to be transferred to Acquiring Fund shall not include any assets or liabilities which Acquiring Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Variable Series, on behalf of Acquired Fund, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquired Fund or would prohibit the Reorganization.

(m) That all proceedings taken by Variable Series, on behalf of Acquired Fund, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Mercury Trust, on behalf of Acquiring Fund.

(n) That prior to the Exchange Date, Variable Series, on behalf of Acquired Fund, shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by a vote of a majority of the Board of Directors of Variable Series; (ii) by a vote of a majority of the Board of Trustees of Mercury Trust; (iii) by Variable Series, on behalf of Acquired Fund, if any condition of Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iv) by Mercury Trust, on behalf of Acquiring Fund, if any condition of Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by April 30, 2001, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Board of Directors of Variable Series and the Board of Trustees of Mercury Trust.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Variable Series, with respect to Acquired Fund, or Mercury Trust, with respect to Acquiring Fund, or the Board of Directors of Variable Series or the Board of Trustees of Mercury Trust, or any of the officers, agents or shareholders of Variable Series or Mercury Trust in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of Variable Series or the Board of Trustees of Mercury Trust, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Funds, on behalf of which such action is taken. In addition, the Board of Directors of Variable Series and the Board of Trustees of the Mercury Trust have delegated to Merrill Lynch Investment Managers, L.P. and Fund Asset Management, L.P., respectively, the ability to make non-material changes to the transaction if they deem it to be in the best interests of Acquired Fund and Acquiring Fund, respectively, to do so.

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(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Acquired Fund nor Acquiring Fund nor any of the officers, directors, trustees, agents or shareholders of Variable Series and Mercury Trust shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or shareholder of Variable Series, Mercury Trust, Acquiring Fund or Acquired Fund, as the case may be, against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of Variable Series and the Board of Trustees of Mercury Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares of Acquiring Fund to be issued to Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Variable Series promptly shall call a special meeting of shareholders of Acquired Fund at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any Corresponding Shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Mercury Trust, on behalf of Acquiring Fund, will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERCURY HW VARIABLE TRUST, ON BEHALF OF MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, will issue stop transfer instructions to the transfer agent of Mercury Trust with respect to such shares. Variable Series, on behalf of Acquired Fund, will provide Acquiring Fund on the Exchange Date with the name of any shareholder of Acquired Fund who is, to the knowledge of Acquired Fund, an affiliate of Acquired Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Variable Series, on behalf of Acquired Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Allan J. Oster, Secretary; or Mercury Trust, on behalf of Acquiring Fund, at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, Attn: Turner Swan, Secretary.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

I-14

(e) It is expressly agreed that the obligations of Mercury Trust, on behalf of Acquiring Fund, hereunder shall not be binding upon its Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the trust property of Mercury Trust as provided in the Mercury Trust’s Declaration of Trust, as amended. The execution and delivery of this Agreement has been authorized by the Trustees of Mercury Trust and signed by authorized officers of Mercury Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose liability on any of them personally, but shall bind only the trust property of Mercury Trust, as provided in the Mercury Trust’s Declaration of Trust, as amended.

(f) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC., on behalf of MERRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND BY: /s/ TERRY K. GLENN (TERRY K. GLENN, PRESIDENT)

ATTEST:
/s/ALLAN J. OSTER (ALLAN J. OSTER, SECRETARY)

MERCURY HW VARIABLE TRUST, on behalf of MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO BY: /s/ NANCY D. CELICK (NANCY D. CELICK, PRESIDENT)

ATTEST:
/s/ TURNER SWAN (TURNER SWAN, SECRETARY)

I-15

STATEMENT OF ADDITIONAL INFORMATION

Mercury HW International Value VIP Portfolio a series of MERCURY HW VARIABLE TRUST 725 South Figueroa Street Suite 4000 Los Angeles, CA 90017-5400

Merrill Lynch International Equity Focus Fund a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC. 800 Scudders Mill Road Plainsboro, New Jersey 08543

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Mercury HW Variable Trust (the “Trust”) and Merrill Lynch Variable Series Funds, Inc. (the “Company”), dated March 16, 2001, and with the current prospectus of the Mercury HW International Value VIP Portfolio (the “Mercury HW Portfolio”), dated May 1, 2000, as supplemented on July 13, 2000 and January 19, 2001, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling (800) 236-4479, or by writing to the Trust at 725 South Figueroa Street, Suite 4000, Los Angeles, CA 90017-5400. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about the Trust and the Mercury HW Portfolio is contained in and incorporated by reference to the Trust’s Statement of Additional Information, dated May 1, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus of the Mercury HW Portfolio and the statement of additional information of the Trust, other material incorporated by reference and other information regarding the Trust.

TABLE OF CONTENTS

General Information	B-2
Financial Statements	B-2

The date of this Statement of Additional Information is March 16, 2001.

GENERAL INFORMATION

The shareholders of Merrill Lynch International Equity Focus Fund (the “International Equity Fund”), a series of the Company, are being asked to approve the acquisition of substantially all of the assets of the International Equity Fund, and the assumption of substantially all of the liabilities of the International Equity Fund, by the Mercury HW Portfolio, a series of the Trust, in exchange solely for an equal aggregate value of shares of the Mercury HW Portfolio (the “Reorganization”). The Trust is an open-end management investment company organized as a Massachusetts business trust. A Special Meeting of the shareholders of the International Equity Fund to consider the Reorganization will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on April 16, 2001, at 9:30 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of the International Equity Fund should refer to the Proxy Statement and Prospectus. For further information about the Mercury HW Portfolio and the Trust, shareholders should refer to the Trust’s Statement of Additional Information, dated May 1, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

 Pro forma financial statements reflecting consummation of the Reorganization are included herein.

The Mercury HW Portfolio

Audited financial statements and accompanying notes of the Mercury HW Portfolio for the fiscal year ended December 31, 2000 and the independent auditor’s report thereon, dated February 13, 2001 are incorporated herein by reference from the Mercury HW Portfolio’s Annual Report to shareholders, which accompanies this Statement of Additional Information.

The International Equity Fund

Audited financial statements and accompanying notes of the International Equity Fund for the fiscal year ended December 31, 2000 and the independent auditors’ report thereon, dated February 9, 2001 are incorporated herein by reference from the International Equity Fund’s Annual Report to shareholders, which accompanies this Statement of Additional Information.


B-2

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)
Common Stocks		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Australia

Banks	National Australia Bank Limited	25,000	—	$ 400,243	$ 400,243
	Suncorp-Metway Limited	32,000	—	191,641	191,641
	Westpac Banking Corporation Limited	16,000	—	117,310	117,310

			—	709,194	709,194
Diversified Financials	Lend Lease Corporation Limited	14,000	—	130,234	130,234
Holding Company	Southcorp Limited	96,000	—	261,081	261,081
Insurance—Multi-Line	AMP Limited	37,000	—	415,762	415,762
	QBE Insurance Group Limited	836,361	$ 4,420,666	175,868	4,596,534

			4,420,666	591,630	5,012,296
Media	The News Corporation Limited	19,200	—	149,372	149,372
	The News Corporation Limited (Preferred)	61,440	—	437,020	437,020
	Publishing & Broadcasting Limited	36,000	—	261,008	261,008

			—	847,400	847,400
Metals & Mining	OneSteel Limited(d)	7,000	—	3,695	3,695
	WMC Limited	90,000	—	382,950	382,950

			—	386,645	386,645
Oil & Gas	Santos Limited	80,000	—	267,625	267,625
Real Estate	Westfield Holdings Limited	16,960	—	126,781	126,781
Regional Banks	Australia and New Zealand Banking Group Ltd.	728,030	5,817,663	—	5,817,663

	Total Common Stocks in Australia		10,238,329	3,320,590	13,558,919

Austria

Steel	Boehler-Uddeholm .	37,670	1,220,209	—	1,220,209

	Total Common Stocks Austria		1,220,209	—	1,220,209

Brazil

Aerospace & Defense	Embraer-Empresa Brasileira de Aeronautica SA (Preferred)	9,720	—	90,720	90,720
Banks	Banco Itau SA (Preferred)	1,400,000	—	132,821	132,821
Equity Basket	MSCI Brazil OPALS(f)	8,000	—	376,560	376,560
Tobacco	Souza Cruz SA	16,500	—	72,769	72,769

	Total Common Stocks in Brazil		—	672,870	672,870


B-3

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Canada

Aerospace & Defense	Bombardier Inc. ‘B’	15,300	—	$ 235,816	$ 235,816
	CAE, Inc.(d)	9,280	—	150,754	150,754

			—	386,570	386,570
Banks	Bank of Montreal	4,090	—	214,031	214,031
	Royal Bank of Canada	7,640	—	258,651	258,651
	The Toronto-Dominion Bank	2,330	—	67,402	67,402

			—	540,084	540,084
Communications Equipment	Nortel Networks Corporation	34,000	—	1,092,210	1,092,210
Diversified Financials	C.I. Fund Management Inc.(d)	10,860	—	118,939	118,939
Electric Utilities	TransAlta Corporation	6,260	—	91,691	91,691
Electronic Equipment & Instruments	Celestica Inc.(d)	2,660	—	143,449	143,449
Food & Drug Retailing	Sobeys Inc.	5,470	—	91,045	91,045
Gold Producers	Barrick Gold Corporation	14,000	—	229,387	229,387
Insurance—Life	Manulife Financial Corporation	282,045	$ 8,816,253	—	8,816,253
	Sun Life Financial Services of Canada(d)	7,100	—	189,081	189,081

			8,816,253	189,081	9,005,334
Media	The Thomson Corporation	6,700	—	256,045	256,045
Oil & Gas	Anderson Exploration Ltd.(d)	5,950	—	134,885	134,885
	Canadian Hunter Exploration Ltd.(d)	4,030	—	110,275	110,275

			—	245,160	245,160
Telecommunications	BCE Inc.	209,650	6,043,838	—	6,043,838

	Total Common Stocks in Canada		14,860,091	3,383,661	18,243,752

China

Banks	Citic Pacific Limited	74,000	—	262,324	262,324
Wireless Telecommunication Services	China Mobile (Hong Kong) Limited (ADR)(a)(d)	17,000	—	461,125	461,125

	Total Common Stocks in China		—	723,449	723,449

Denmark

Marine	D/S 1912 ‘B’	75	—	650,952	650,952

	Total Common Stocks in Denmark		—	650,952	650,952

B-4

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Finland

Communications Equipment	Nokia Oyj (Series A)	62,000	—	$ 2,765,061	$ 2,765,061
Paper	UPM-Kymmene Oyj	114,170	$ 3,917,948	—	3,917,948

	Total Common Stocks in Finland		3,917,948	2,765,061	6,683,009

France

Airlines	Groupe Air France	209,370	4,914,437	—	4,914,437
Auto Components	Compagnie Generale des Etablissements Michelin ‘B’	14,000	—	506,724	506,724
Automobiles	PSA Peugeot Citroen	4,600	—	1,046,479	1,046,479
Communications Equipment	Alcatel	21,600	—	1,226,955	1,226,955
Consumer/Office Product—1.5%	Societe BIC SA	138,752	5,457,188	—	5,457,188
Diversified Telecommunication Services	France Telecom SA	11,000	—	949,650	949,650
Electrical Equipment	Schneider SA	10,600	—	773,297	773,297
Energy Equipment & Services	Coflexip	2,000	—	254,254	254,254
Food & Drug Retailing	Carrefour SA	11,700	—	734,905	734,905
Food Products	Groupe Danone	3,800	—	572,992	572,992
Insurance	Axa	8,000	—	1,156,725	1,156,725
Media	Lagardere S.C.A.	4,600	—	266,910	266,910
Metals & Mining	Pechiney SA ‘A’	7,000	—	320,005	320,005
	Usinor SA	44,000	—	580,841	580,841

			—	900,846	900,846
Multi—Utilities	Suez Lyonnaise des Eaux SA	4,000	—	730,464	730,464
Multiline Retail	Pinault-Printemps-Redoute SA	4,000	—	859,657	859,657
Oil—International	Total Fina SA ‘B’(d)	65,657	8,277,407	1,487,218	9,764,625
Pharmaceuticals	Aventis SA	115,538	9,264,880	877,872	10,142,752
	Sanofi-Synthelabo SA	5,500	—	366,640	366,640

			9,264,880	1,244,512	10,509,392
Regional Banks	Banque Nationale de Paris (BNP)	86,941	7,000,235	632,067	7,632,302
	Societe Generale ‘A’	14,000	—	870,173	870,173

			7,000,235	1,502,240	8,502,475


B-5

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

France (concluded)

Utilities—Water	Vivendi Universal SA	10,000	—	$ 658,169	$ 658,169

	Total Common Stocks in France		$ 34,914,147	14,871,997	49,786,144

Germany

Airlines	Deutsche Lufthansa AG (Registered Shares)	40,000	—	1,013,636	1,013,636
Banks	DePfa Deutsche Pfandbriefbank AG	68,704	4,989,553	—	4,989,553
	HypoVereinsbank	15,400	—	864,652	864,652

			4,989,553	864,652	5,854,205
Chemicals	Bayer AG	13,000	—	684,740	684,740
Diversified Telecommunication Services	Deutsche Telekom AG (Registered Shares)	28,000	—	843,883	843,883
Electric Utilities	RWE AG	23,000	—	1,020,350	1,020,350
	Veba AG	108,711	5,908,303	705,752	6,614,055

			5,908,303	1,726,102	7,634,405
Industrial Conglomerates	Preussag AG	9,600	—	347,919	347,919
	Siemens AG	5,800	—	758,303	758,303

			—	1,106,222	1,106,222
Insurance	Allianz AG (Registered Shares)	2,400	—	902,921	902,921
	Muenchener Rueckversicherungs- Gesellschaft AG
	(Registered Shares)	2,800	—	998,990	998,990

			—	1,901,911	1,901,911
Investment Management	Marschollek, Lautenschlaeger und Partner AG	4,400	—	481,280	481,280
Software	SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung)	2,800	—	325,460	325,460
	SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung) (Preferred)	2,250	—	318,569	318,569

			—	644,029	644,029
Textiles & Apparel	Adidas-Salomon AG	12,000	—	743,609	743,609

	Total Common Stocks in Germany		10,897,856	10,010,064	20,907,920

Hong Kong

Electric Utilities	Hongkong Electric Holdings Limited	2,000,000	7,384,710	—	7,384,710
	Shandong International Power Development Company Limited ‘H’(d)	38,380,000	6,052,308	—	6,052,308

			13,437,018	—	13,437,018


B-6

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Hong Kong (concluded)

Publishing	South China Morning Post Holdings Ltd.	3,994,000	$ 2,944,333	—	$ 2,944,333
Real Estate	Cheung Kong (Holdings) Ltd.	60,000	—	$ 767,318	767,318

	Henderson Land Development Company Limited	1,430,000	7,278,427	—	7,278,427
	Sun Hung Kai Properties Ltd.	42,000	—	418,659	418,659

			7,278,427	1,185,977	8,464,404

	Total Common Stocks in Hong Kong		23,659,778	1,185,977	24,845,755

Ireland

Food Manufacturing	Greencore Group PLC	1,341,520	3,526,749	—	3,526,749
Paper	Jefferson Smurfit Group PLC	2,263,892	4,463,693	—	4,463,693
Regional Banks	Allied Irish Banks PLC	518,242	6,009,231	—	6,009,231

	Total Common Stocks in Ireland		13,999,673	—	13,999,673

Italy

Banks	Unicredito Italiano SpA	74,000	—	386,996	386,996
Energy Equipment & Services	Saipem SpA	54,000	—	294,570	294,570
Insurance	Assicurazioni Generali	30,000	—	1,191,464	1,191,464
Media	Seat Pagine Gialle SpA	1,344	—	2,997	2,997
Telecommunications	Telecom Italia SpA	480,600	4,917,384	398,169	5,315,553
Wireless Telecommunication Services	Telecom Italia Mobile (TIM) SpA	110,000	—	877,872	877,872

	Total Common Stocks in Italy		4,917,384	3,152,068	8,069,452

Japan

Auto Components	Futaba Industrial Co., Ltd.	34,000	—	406,988	406,988
	Sanden Corporation	106,000	—	492,872	492,872

			—	899,860	899,860
Automobiles	Fuji Heavy Industries, Ltd.	115,000	—	698,862	698,862
	Honda Motor Co., Ltd.	16,000	—	596,848	596,848

			—	1,295,710	1,295,710
Banks	The 77 Bank, Ltd.	53,000	—	302,128	302,128
	Aiful Corporation	11,550	—	943,621	943,621
	The Gunma Bank Ltd.	68,000	—	332,855	332,855
	The Sumitomo Bank, Ltd.	58,000	—	595,744	595,744
	The Tokai Bank Ltd.	180,000	—	780,210	780,210


B-7

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Japan (continued)

	The Toyo Trust & Banking Co., Ltd.	104,000	—	$ 327,846	$ 327,846

			—	3,282,404	3,282,404
Beverages	Asahi Breweries Limited	94,000	—	958,932	958,932
Building Products	Tostem Corporation	45,000	—	559,151	559,151
Chemicals	Asahi Chemical Industry Co., Ltd.	103,000	—	593,468	593,468
	Kaneka Corporation	85,000	—	804,597	804,597
	Shin-Etsu Chemical Co., Ltd.	17,000	—	654,991	654,991

			—	2,053,056	2,053,056
Closed End Investment Fund	Atlantis Japan Growth Fund	35,000	—	297,500	297,500
Commercial Services & Supplies	Secom Co., Ltd.	10,000	—	652,364	652,364
Communications Equipment	Matsushita Communication Industrial Co., Ltd.	4,800	—	603,152	603,152
Computers & Peripherals	Toshiba Corporation	133,000	—	889,772	889,772
Diversified Telecommunication Services	Nippon Telegraph & Telephone Corporation (NTT)	135	—	972,898	972,898
Electrical Equipment	Honda Tsushin Kogyo Co., Ltd.	18,000	—	395,622	395,622
	Mitsubishi Electric Corporation	110,000	—	677,145	677,145

			—	1,072,767	1,072,767
Electronic Equipment & Instruments	Hakuto Company Ltd.	85	—	2,397	2,397
	Keyence Corporation	20	—	4,904	4,904
	TDK Corporation	7,900	—	769,247	769,247
	Toko, Inc.	88,000	—	426,130	426,130

			—	1,202,678	1,202,678
Finance	Takefuji Corporation	103,400	$ 6,084,063	435,026	6,519,089
Food Products	Katokichi Co., Ltd.	27,200	—	714,536	714,536
Health Care Equipment & Supplies	Fukuda Denshi Co., Ltd.	27,000	—	517,776	517,776
Household Durables	Sharp Corporation	49,000	—	591,261	591,261
	Sony Corporation	18,900	—	1,307,443	1,307,443

			—	1,898,704	1,898,704
Household Products	Kao Corporation	24,000	—	697,723	697,723
Internet Software & Services	Trend Micro Incorporated (d)	3,000	—	217,250	217,250

B-8

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Japan (continued)

Leisure/Toys	Namco Ltd.	230,800	$ 4,244,133	—	$ 4,244,133
	Nintendo Company Ltd.	67,200	10,586,060	—	10,586,060

			14,830,193	—	14,830,193
Machinery	Fanuc Ltd.	11,000	—	$ 748,424	748,424
	Minebea Company Ltd.	74,000	—	685,569	685,569
	Nippon Thompson Co., Ltd.	56,000	—	420,736	420,736

			—	1,854,729	1,854,729
Media	Aoi Advertising Promotion Inc.	30,200	—	264,448	264,448
	Asatsu-Dk Inc.	20,400	—	491,243	491,243
	Fuji Television Network, Incorporated	37	—	257,898	257,898
	Nippon Broadcasting System, Incorporated	14,000	—	529,597	529,597

			—	1,543,186	1,543,186
Multiline Retail	Ito-Yokado Co., Ltd.	8,000	—	399,299	399,299
	Uny Co., Ltd.	34,000	—	363,222	363,222

			—	762,521	762,521
Office Electronics	Ricoh Co., Ltd.	35,000	—	646,673	646,673
Office Equipment & Supplies	Canon, Inc.	206,000	7,215,412	—	7,215,412
Pharmaceuticals	Fujisawa Pharmaceutical Co., Ltd.	22,000	—	728,196	728,196
	Kissei Pharmaceutical Co., Ltd.	43,000	—	850,963	850,963
	Takeda Chemical Industries, Ltd.	14,000	—	828,722	828,722

			—	2,407,881	2,407,881
Retail-Convenience Store	Circle K Japan Co. Ltd.	80,200	$ 2,823,152	—	$ 2,823,152
Semiconductor Equipment & Products	Rohm Company Ltd.	4,800	—	$ 912,084	912,084
Small Loans & Finance	Promise Co., Ltd.	55,400	3,929,422	—	3,929,422
	Sanyo Shinpan Finance Co., Ltd.	109,700	3,198,783	—	3,198,783
	Shohkoh Fund & Co., Ltd.	33,910	3,503,835	—	3,503,835

			10,632,040	—	10,632,040
Software	Miroku Jyoho Service Co., Ltd.	470	—	3,412	3,412
	Square Co., Ltd.	21,700	—	560,552	560,552

			—	563,964	563,964
Textiles & Apparel	HIMIKO Co., Ltd.	28,000	—	291,769	291,769
Trading Companies & Distributors	Mitsubishi Corporation	101,000	—	744,676	744,676

B-9

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Japan (concluded)

Wireless Telecommunication Services	NTT Mobile Communications Network, Inc.(d)(e)	68	—	$ 1,173,030	$ 1,173,030

	Total Common Stocks in Japan		$ 41,584,860	30,121,772	71,706,632

Malaysia

Banks	Rashid Hussain BHD (Warrants)(c)	285	—	30	30

	Total Common Stocks in Malaysia		—	30	30

Mexico

Insurance	United Mexican States (Value Recovery Rights)	1,538,000	—	15	15

	Total Common Stocks in Mexico		—	15	15

Netherlands

Chemicals/ Pharmaceuticals	Akzo Nobel NV	159,770	8,177,673	402,788	8,580,461
Electronic Components	ASM Lithography Holding NV(d)	32,000	—	726,784	726,784
Electronics	Koninklijke (Royal) Philips Electronics NV	276,619	9,548,006	586,174	10,134,180
Foods	Koninklijke Ahold NV	10,600	—	341,962	341,962
Insurance	Aegon NV	28,000	—	1,158,302	1,158,302
Insurance-Multi-Line	ING Groep NV	104,820	7,015,203	1,357,987	8,373,190
Machinery	IHC Caland NV	11,000	—	516,395	516,395
Oil & Gas	Royal Dutch Petroleum Company	33,500	—	2,052,633	2,052,633
Regional Banks	ABN AMRO Holding NV	214,070	3,776,458	1,091,528	4,867,986
Telecommunications	KPN NV	393,195	3,578,110	947,924	4,526,034

	Total Common Stocks in the Netherlands		32,095,450	9,182,477	41,277,927

New Zealand

Telecommunications	Telecom Corporation of New Zealand Limited	2,813,029	5,635,034	339,840	5,974,874

	Total Common Stocks in New Zealand		5,635,034	339,840	5,974,874

Norway

Engineering & Construction	Kvaerner ASA ‘A’(d)	258,289	1,830,591	—	1,830,591
Equity Basket	MSCI Norway OPALS ‘B’(e)(f)	14,000	—	1,393,280	1,393,280
Telecommunications	Telenor A/S	1,048,700	4,566,545	—	4,566,545

	Total Common Stocks in Norway		6,397,136	1,393,280	7,790,416


B-10

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Portugal

Electric Utilities	Electricidade de Portugal, SA (EDP)	529,100	$ 1,748,637	—	$ 1,748,637
Telecommunications	Portugal Telecom SA (Registered Shares)	613,914	5,614,174	—	5,614,174

	Total Common Stocks in Portugal		7,362,811	—	7,362,811

Singapore

Banks	DBS Group Holdings Limited	42,000	—	$ 474,740	474,740
Computer Software & Services	Creative Technology Limited	451,338	4,893,364	102,249	4,995,613
Diversified Financials	Keppel Corporation Ltd.	75,000	—	146,194	146,194
Equity Basket	MSCI Singapore OPALS ‘B’(f)	21,400	—	923,196	923,196
Money Center Banks	United Overseas Bank Ltd.	887,928	6,656,900	—	6,656,900

	Total Common Stocks in Singapore		11,550,264	1,646,379	13,196,643

South Korea

Semiconductor Equipment & Products	Samsung Electronics (GDR)(b)(e)	5,600	—	396,200	396,200

	Total Common Stocks in South Korea		—	396,200	396,200

Spain

Banks	Banco Santander Central Hispano, SA	120,000	—	1,284,415	1,284,415
Electric Utilities	Endesa SA	54,000	—	920,216	920,216
Hotels	NH Hoteles, SA	60,700	746,585	—	746,585
Oil-Integrated	Repsol-YPF, SA	519,310	7,947,053	351,562	8,298,615
Telecommunications	Telefonica SA (d)	502,448	6,980,801	1,321,971	8,302,772

	Total Common Stocks in Spain		15,674,439	3,878,164	19,552,603

Sweden

Banks	Skandinaviska Enskilda Banken (SEB) ‘A’	34,000	—	374,755	374,755
Communications Equipment	Telefonaktiebolaget LM Ericsson AB ‘B’	100,000	—	1,139,314	1,139,314
Equity Basket	MSCI Sweden OPALS ‘B’(f)	2,000	—	553,260	553,260
Household Products	Electrolux AB ‘B’	288,640	3,747,380	—	3,747,380
Machinery	SKF AB ‘B’	13,000	—	196,333	196,333
Tobacco	Swedish Match AB	160,000	—	624,026	624,026

	Total Common Stocks in Sweden		3,747,380	2,887,688	6,635,068


B-11

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

Switzerland

Banks	Credit Suisse Group (Registered Shares)	2,000	—	$ 380,130	$ 380,130
	UBS AG (Registered)	8,000	—	1,305,770	1,305,770

			—	1,685,900	1,685,900
Building Materials	Gerberit International AG (Registered Shares)	14,643	$ 4,120,462	—	4,120,462
Chemicals	Syngenta AG(d)	843	—	45,258	45,258
Food Products	Nestle SA (Registered Shares)	450	—	1,049,676	1,049,676
Insurance	Schweizerische Rueckversicherungs- Gesellschaft
	(Registered Shares)	500	—	1,198,704	1,198,704
Insurance-Multi-Line	Zurich Financial Services AG	9,846	5,936,157	—	5,936,157
Machinery	Saurer AG (Registered Shares)	7,146	3,307,313	—	3,307,313
	Sulzer AG (Registered Shares)	4,707	3,395,546	—	3,395,546

			6,702,859	—	6,702,859
Pharmaceuticals	Novartis AG (Registered Shares)	4,587	6,589,235	1,520,457	8,109,692
	Roche Holding AG (Genuss)	90	—	916,939	916,939

			6,589,235	2,437,396	9,026,631

	Total Common Stocks in Switzerland		23,348,713	6,416,934	29,765,647

United Kingdom

Aerospace & Defense	British Aerospace PLC	1,565,444	8,601,952	330,966	8,932,918
Airlines	BAA PLC	837,690	7,733,289	—	7,733,289
Auto	Lex Service PLC	443,570	2,638,824	—	2,638,824
Banks	Abbey National PLC	28,000	—	509,864	509,864
	Bank of Scotland	50,000	—	523,203	523,203
	Barclays PLC	42,000	—	1,299,965	1,299,965
	HSBC Holdings PLC	80,000	—	1,177,114	1,177,114
	Standard Chartered PLC	26,000	—	374,600	374,600

			—	3,884,746	3,884,746
Beverages	Allied Domecq PLC	1,085,210	6,729,432	435,771	7,165,203
Beverages & Tobacco	Cadbury Schweppes PLC	98,000	—	677,797	677,797
Biotechnology	Celltech Group PLC(d)	16,000	—	282,746	282,746
Building Materials	Hanson PLC	1,045,970	7,171,737	—	7,171,737

B-12

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)

		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

United Kingdom (continued)

Chemicals	BOC Group PLC	26,000	—	$ 394,991	$ 394,991
	Imperial Chemical Industries PLC	42,000	—	346,323	346,323

			—	741,314	741,314
Commercial Services & Supplies	Shanks & McEwan Group PLC	124,000	—	421,401	421,401
Communications Equipment	Marconi PLC(d)	70,000	—	751,830	751,830
Construction Materials	RMC Group PLC	16,000	—	140,776	140,776
Containers & Packaging	Rexam PLC	96,000	—	322,661	322,661
Cruise Lines	P & O Princess Cruises PLC(d)	80,000	—	338,196	338,196
Diversified Companies	Cookson Group PLC	443,370	$ 1,165,659	—	1,165,659
	Smiths Industries PLC	398,750	4,812,874	—	4,812,874
	Tomkins PLC	1,893,290	4,157,449	—	4,157,449

			10,135,982	—	10,135,982
Electric Utilities	British Energy PLC (Deferred Shares)	54,000	—	1	1
	International Power PLC(d)	84,000	—	314,953	314,953
	National Grid Group PLC	40,000	—	363,591	363,591

			—	678,545	678,545
Engineering & Construction	Kidde PLC	1,023,895	1,101,236	—	1,101,236
Food & Drug Retailing	J Sainsbury PLC	80,000	—	474,431	474,431
Foods	Unilever PLC	933,030	7,986,246	—	7,986,246
Gas Utilities	BG Group PLC	80,000	—	313,100	313,100
	Centrica PLC	60,000	—	232,361	232,361

			—	545,461	545,461
Hotels Restaurants & Leisure	Bass PLC	36,000	—	392,033	392,033
	Granada Compass PLC(d)	62,000	—	674,705	674,705

			—	1,066,738	1,066,738
Household Durables	The Berkeley Group PLC	35,000	—	392,645	392,645
Industrial Conglomerates	Rentokil Initial PLC	100,000	—	345,068	345,068
Insurance—Multi-Line	CGNU PLC	365,120	5,416,516	484,887	5,901,403
	Legal & General Group PLC	160,000	—	440,970	440,970
	Prudential Corporation PLC	46,000	—	740,058	740,058
	Royal & Sun Alliance Insurance Group PLC	50,000	—	427,974	427,974

			5,416,516	2,093,889	7,510,405

B-13

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Common Stocks (continued)

United Kingdom (concluded)

Internet & Catalog Retail	The Great Universal Stores PLC	80,000	—	$ 627,994	$ 627,994
Machinery	Invensys PLC	150,000	—	350,670	350,670
Media	EMI Group PLC	37,000	—	303,988	303,988
	Reuters Group PLC	16,000	—	270,796	270,796

			—	574,784	574,784
Metals & Mining	Anglo American PLC	6,000	—	330,727	330,727
Multiline Retail	Marks & Spencer PLC	300,000	—	833,540	833,540
Oil & Gas	BP Amoco PLC	360,000	—	2,903,947	2,903,947
	Enterprise Oil PLC	30,000	—	254,095	254,095

			—	3,158,042	3,158,042
Pharmaceuticals	AstraZeneca Group PLC	17,000	—	857,068	857,068
	GlaxoSmithKline PLC(d)	86,416	—	2,439,767	2,439,767
	Shire Pharmaceuticals Group PLC(d)	12,800	—	201,723	201,723

			—	3,498,558	3,498,558
Publishing	Reed International PLC	470,010	$ 4,914,707	—	4,914,707
	United News & Media PLC	410,248	5,209,042	—	5,209,042

			10,123,749	—	10,123,749
Real Estate	The British Land Company PLC	160,000	—	1,135,288	1,135,288
	Canary Wharf Finance PLC(d)	34,000	—	247,597	247,597

			—	1,382,885	1,382,885
Regional Banks	Lloyds TSB Group PLC	716,486	6,393,107	1,184,524	7,577,631
	Royal Bank of Scotland Group PLC	164,597	3,889,742	—	3,889,742

			10,282,849	1,184,524	11,467,373
Services	Serco Group PLC	36,000	—	287,706	287,706
Specialty Retail	Dixons Group PLC	120,000	—	401,533	401,533
Security Services	Chubb PLC	1,023,895	2,416,601	—	2,416,601
Telecommunications	British Telecommunications PLC	610,463	4,207,868	1,008,255	5,216,123
Tobacco	British American Tobacco PLC	529,992	3,624,510	411,191	4,035,701
Wireless Telecommunication Services	Vodafone AirTouch PLC	1,100,000	—	4,034,007	4,034,007

	Total Common Stocks in the United Kingdom		88,170,791	32,009,397	120,180,188

	Total Common Stocks (Cost—$467,675,514)		$354,192,293	$129,008,865	$483,201,158


B-14

COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (continued)
(in US dollars)


		Combined Shares	Mercury HW International Value VIP Portfolio	Variable Series International Equity Focus Fund	Pro Forma for Combined Funds

Preferred Stocks

Germany

Building Materials	Dyckerhoff AG (Preferred)	56,835	$ 1,011,217	—	$ 1,011,217
Medical Products & Supplies	Fresenius Medical Care AG (Preferred)	116,580	5,582,305	—	5,582,305

	Total Preferred Stocks (Cost -$6,808,785)		6,593,522	—	$ 6,593,522

Bonds		Face Amount

Germany

Foreign Government Obligations	Bundesrepublic Deutschland, 5.25% due 7/04/2010	€2,020,000	—	1,956,643	1,956,643

	Total Bonds (Cost — $1,763,116)		—	1,956,643	1,956,643

Short-Term Investments

Commercial Paper*	General Motors Acceptance Corp., 6.75% due 1/02/2001	3,260,000	—	3,257,555	3,257,555
US Government Obligations*	US Treasury Bills:
	6.18% due 2/22/2001	500,000	—	495,985	495,985
	5.92% due 3/08/2001	250,000	—	247,413	247,413

			—	743,398	743,398

	Total Short-Term Investments (Cost — $3,999,998)		—	4,000,953	4,000,953

		Nominal Value Covered by Options Purchased

OPTIONS PURCHASED

Currency Put Options Purchased	Japanese Yen, expiring February 2001 at Y110	4,000,000	—	138,080	138,080

	Total Options Purchased (Premiums Paid — $30,800)		—	138,080	138,080

	Total Investments (Cost — $480,278,213) — 100.8%		360,785,815	135,104,541	495,890,356
	Variation Margin on Financial Futures Contracts** — 0.0%		—	8,085	8,085
	Unrealized Appreciation on Forward Foreign Exchange Contacts*** — 0.0%		—	234,329	234,329
	Time Deposits**** — 3.0%		14,854,387	—	14,854,387
	Liabilities in Excess of Other Assets — (3.8%)		(19,348,486)	430,522	(35,960,395)#

	Net Assets — 100.0%		$356,291,716	$135,777,477	$475,026,762#

(a)	American Depositary Receipts (ADR).
(b)	Global Depositary Receipts (GDR).
(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(footnotes continued on next page)


B-15

PRO FORMA
COMBINED SCHEDULE OF INVESTMENTS FOR
MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited) (concluded)
(in US dollars)


(footnotes continued from previous page)

(d)	Non-income producing security.
(e)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(f)	Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.
(g)	The rights may be exercised until 6/30/2003.
(h)	Securities held as collateral in connection with open financial futures contracts.
*	Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**	Financial futures contracts purchased as of December 31, 2000 were as follows:

	Number of Contracts	Issue	Exchange	Expiration Date	Value

	8	FT-SE 100	LIFFE	March 2001	$741,044
	12	Hang Seng	SIMEX	January 2001	1,166,169
	14	Taiwan MSCI	SIMEX	January 2001	310,520

	Total financial futures Contracts Purchased (Total Contract Price — $2,211,413)				2,217,733

	Financial Futures Contracts sold as of December 31, 2000 were as follows:

	Number of Contracts	Issue	Exchange	Expiration Date	Value

	10	Nikkei 225	SIMEX	March 2001	602,890
	13	CAC 40	MATIF	January 2001	726,849

	Total Financial Futures Contracts Sold (Total Contract Price — $1,364,031)				$1,329,739

***	Forward foreign exchange contracts as of December 31, 2000 were as follows:

	Foreign Currency Purchased		Expiration Date		Unrealized Appreciation

	€4,620,616		January 2001		$230,775

	(US$ Commitment — $4,110,502)				$230,775

	Foreign Currency Sold		Expiration Date		Unrealized Appreciation

	A $ 2,692,515		January 2001		$3,554

	(US$ Commitment — $1,500,000)				$3,554

	Unrealized Appreciation on Forward Foreign Exchange Contracts — Net				$234,329

****	Time deposit bears interest at 4.75% and matures on 1/02/2001.
#	Amounts reflect Pro Forma adjustments to the Statement of Assets and Liabilities.

See Notes to Financial Statements.

B-16

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
As of December 31, 2000 (unaudited)

	Mercury HW International Value VIP Portfolio		VS International Equity Focus Fund	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$360,785,815		$134,966,461		$495,752,276
Options purchased, at value (cost—$30,800)	—		138,080		138,080
Unrealized appreciation on forward foreign exchange contracts	—		234,329		234,329
Time deposits	14,854,387		—		14,854,387
Cash	48,308		4,438		52,746
Foreign cash	—		197,525		197,525
Receivables:
Securities sold	7,591,102		520,139		8,111,241
Dividends	880,583		322,585		1,203,168
Interest	7,840		65,153		72,993
Capital shares sold	17,926		2,724		20,650
Variation margin	—		8,085		8,085
Deferred organization expenses	10,883		—		10,883
Prepaid expenses and other assets	—		8,520		8,520

Total assets	384,196,844		136,468,039		520,664,883

Liabilities:
Payables:
Capital shares redeemed	27,417,941		101,800		27,519,741
Dividends to shareholders	—		—	$ 16,890,131	16,890,131
Securities purchased	60,100		455,159		515,259
Investment adviser	212,182		77,622		289,804
Accrued expenses and other liabilities	214,905		55,981	152,300 (1)	423,186

Total liabilities	27,905,128		690,562	17,042,431	45,638,121

Net Assets:
Net Assets	$356,291,716		$135,777,477	$(17,042,431)	$475,026,762

Net Assets Consist of:
Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized**	$ —		$ 1,249,700		$ 1,249,700
Paid-in capital in excess of par	319,418,409		143,058,536	(152,300)	462,324,645
Undistributed investment income — net	8,107,098		252,741	(8,359,839)	—
Undistributed (accumulated) realized capital gains (losses) on investments and foreign currency transactions — net	8,530,292		(134,678)	(8,530,292)	(134,678)
Accumulated distributions in excess of realized capital gains on investments and foreign currency transactions — net	—		(4,327,721)		(4,327,721)
Unrealized appreciation (depreciation) on investments and foreign currency transactions — net	20,235,917		(4,321,101)		15,914,816

Net Assets	$356,291,716		$135,777,477	$(17,042,431)	$475,026,762

Net Asset Value:
Class A-Based on net assets and shares outstanding†	$11.68		$10.86		$11.14

*Identified Cost	$340,548,730		$139,698,683		$480,247,413

† Shares issued and outstanding	30,502,978	††	12,496,998	(339,793)	42,660,183

**	The VS International Equity Fund is also authorized to issue 100,000,000 Class B Shares.
††	Unlimited shares of no par value authorized.
(1)	Reflects the charge for estimated Reorganization expenses of $152,300 attributable to Merrill Lynch Variable Series Funds, Inc.-International Equity Focus Fund. The estimated Reorganization expenses of $92,000 attributable to Mercury HW International Value VIP Portfolio will be paid by Merrill Lynch Investment Managers, L.P.

See Notes to Financial Statements.

B-17

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO AND
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. — INTERNATIONAL EQUITY FOCUS FUND
For the Year Ended December 31, 2000 (unaudited)

	Mercury HW International Value VIP Portfolio	VS International Equity Focus Fund	Adjustments(1)	Pro Forma for Combined Fund (2)
Investment Income:
Dividends*	$ 9,937,514	$ 2,934,223		$ 12,871,737
Interest and discount earned	865,408	516,981		1,382,389
Other income	—	9,038		9,038

Total income	10,802,922	3,460,242		14,263,164

Expenses:
Investment advisory fees	2,595,053	1,259,320		3,854,373
Custodian fees	295,237	142,167	$ (60,000)	377,404
Professional fees	101,386	32,479	(32,479)	101,386
Accounting services	79,868	25,278	(5,000)	100,146
Printing and shareholder reports	19,933	10,103		30,036
Index rate swap expense	—	26,048	(26,048)	—
Transfer agent fees	17,292	5,031	(5,031)	17,292
Trustees’ fees and expenses	18,367	3,628	(3,628)	18,367
Registration fees	4,800	—		4,800
Pricing fees	2,517	—		2,517
Amortization of organization expenses	1,826	—		1,826
Other	62,034	—		62,034

Total expenses	3,198,313	1,504,054	(132,186)	4,570,181

Investment income — net	7,604,609	1,956,188	132,186	9,692,983

Realized & Unrealized Gains (Loss) on Investments & Foreign Currency Transactions — Net
Realized gain (loss) on:
Investments — net	10,564,367	6,351,540		16,915,907
Foreign currency transactions — net	972,799	(122,164)		850,635
Change in unrealized appreciation/depreciation on:
Investments — net	(5,921,833)	(40,007,643)		(45,929,476)
Foreign currency transactions — net	(4,764)	487,890		483,126

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,215,178	$(31,334,189)	$ 132,186	$(17,986,825)

* Net foreign withholding tax	$ 991,650	$ 288,075		$ 1,279,725

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of professional fees, accounting and other services and excludes any non-recurring expenses.
(2)	This Pro Forma combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $244,300, of which $92,000 is attributable to Mercury HW International Value VIP Portfolio and will be paid by Merrill Lynch Investment Managers, L.P. and of which $152,300 is attributable to Merrill Lynch Variable Series Funds, Inc.-International Equity Focus Fund.
See Notes to Financial Statements

B-18

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Mercury HW International Value VIP Portfolio (the “Fund”) (formerly International VIP Portfolio) is a series of Mercury HW Variable Trust (the “Trust”) (formerly Hotchkis and Wiley Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Forward foreign exchange contracts — The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Deferred organization expenses — Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund’s commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

B-19

(h) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $468 have been reclassified between undistributed net investment income and paid-in capital in excess of par and $922,940 has been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury Advisors”). The general partner of Mercury Advisors is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. Mercury Advisors is responsible for the management of the Fund’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund’s net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.35% as applied to the Fund’s daily net assets through April 30, 2001.

Mercury Advisors has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Financial Data Services, Inc. (“FDS”), an indirect, wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

FAM Distributors, Inc. (“FAMD”), an indirect, wholly-owned subsidairy of Merrill Lynch Group, Inc., is the Fund’s distributor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $38,870 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or directors of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

B-20

PART C OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Section 12 of Article SEVENTH of Registrant’s Declaration of Trust.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance of an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Declaration of Trust(1)
	(b)	—	Amended and Restated Certificate of Designation(2)
2		—	By-Laws(1)
3		—	Not Applicable.
4		—	Form of Agreement and Plan of Reorganization between the Registrant, on behalf of Mercury HW International Value VIP Portfolio, and Merrill Lynch Variable Series Funds, Inc., on behalf of Merrill Lynch International Equity Focus Fund (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).
5		—	Not Applicable.
6	(a)	—	Amended and Restated Investment Advisory Agreement relating to the Mercury HW Large Cap Value VIP Portfolio(2)
	(b)	—	Amended and Restated Investment Advisory Agreement relating to the Mercury HW International Value VIP Portfolio(2)
	(c)	—	Amended and Restated Investment Advisory Agreement relating to the Mercury Low Duration VIP Portfolio(2)
	(d)	—	Amended and Restated Investment Advisory Agreement relating to the Mercury Total Return Bond VIP Portfolio(2)
	(e)	—	Amended and Restated Sub-advisory Agreement relating to the Mercury HW International Value VIP Portfolio(2)
7		—	Distribution Agreement(3)
8		—	Not Applicable.
9		—	Custodian Agreement with Brown Brothers Harriman & Co.(2)

C-1

Exhibit Number			Description
10		—	Not Applicable.
11		—	Opinion and Consent of Sullivan & Worcester LLP, counsel to the Registrant.(2)
12		—	IRS ruling pertaining to tax matters.*
13		—	Not Applicable.
14	(a)	—	Consent of independent auditors for the Registrant.
14	(b)	—	Consent of independent auditors for International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc.
15		—	Not Applicable.
16		—	Power of Attorney (included on the signature page of the Registration Statement on Form N-14 of the Registrant, filed on February 2, 2001).
17	(a)	—	Prospectus dated May 1, 2000, as supplemented on July 13, 2000 and January 19, 2001, of the Mercury HW International Value VIP Portfolio, and Statement of Additional Information dated May 1, 2000, of the Registrant.(2)
	(b)	—	Prospectus dated April 4, 2000 of the Merrill Lynch International Equity Focus Fund, as supplemented on December 8, 2000, and Statement of Additional Information dated June 29, 2000, as supplemented on December 8, 2000 and January 8, 2001, of Merrill Lynch Variable Series Funds, Inc.(2)
	(c)	—	Annual Report to Shareholders of the Mercury HW International Value VIP Portfolio, as of December 31, 2000.
	(d)	—	Annual Report of the International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., as of December 31, 2000.
	(e)	—	Form of Proxy.(2)

*	To be filed by Post-Effective Amendment.
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on April 1, 1997 (File No. 333-24349).
(2)	Incorporated by reference to the corresponding Exhibit to the Registrant’s Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54884).
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 1998 (File No. 333-24349).

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Proxy Statement and Prospectus by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-2

SIGNATURES

 As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed on behalf of the Registrant, in the City of Los Angeles and State of California on March 16, 2001.

MERCURY HW VARIABLE TRUST (Registrant) By NANCY D. CELICK Nancy D. Celick, President


As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Nancy D. Celick	President (Principal Executive Officer)

* Donald C. Burke	Treasurer (Principal Financial and Accounting Officer)

* Robert L. Burch III	Trustee

* John A.G. Gavin	Trustee

* Joe Grills	Trustee

* Nigel Hurst-Brown	Trustee

* Madeleine A. Kleiner	Trustee

* Richard R. West	Trustee

By: /s/ NANCY D. CELICK Nancy D. Celick, Attorney-in-fact		March 16, 2001

C-3

EXHIBIT INDEX

Exhibit Number			Description
14	(a)	—	Consent of Independent Auditors for the Registrant.
14	(b)	—	Consent of Independent Auditors for Merrill Lynch Variable Series Funds, Inc.
17	(c)	—	Annual Report to Shareholders of Mercury HW International Value VIP Portfolio.
17	(d)	—	Annual Report to Shareholders of Merrill Lynch International Equity Focus Fund.